As filed with the Securities and Exchange
                 Commission on October 29, 2003

                                                File Nos. 2-79807
                                                         811-3586

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                 1933 Pre-Effective Amendment No.
                Post-Effective Amendment No. 47         X
                              and/or


           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                        Amendment No. 45                X

                ALLIANCEBERNSTEIN MUNICIPAL TRUST
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)

____ immediately upon filing pursuant to paragraph (b)
 x   on October 29, 2003 pursuant to paragraph (b)
----
____ 60 days after filing pursuant to paragraph (a)(1)
____ on (date) pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

      ______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AllianceBernstein
Capital Reserves

AllianceBernstein
Money Reserves

AllianceBernstein
Government Reserves

AllianceBernstein
Treasury Reserves

AllianceBernstein
Municipal Trust


      - General Portfolio

      - New York Portfolio

      - California Portfolio

      - Connecticut Portfolio

      - New Jersey Portfolio

      - Virginia Portfolio

      - Florida Portfolio

      - Massachusetts Portfolio

      - Pennsylvania Portfolio

      - Ohio Portfolio




Prospectus
November 3, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in the Portfolios, after this summary.


      Objectives: The investment objectives of each of the Portfolios, except AllianceBernstein Money Reserves, are -- in the following order of priority -- safety of principal, liquidity, and maximum current income (exempt from income taxation to the extent described in this Prospectus in the case of each Portfolio of AllianceBernstein Municipal Trust) to the extent consistent with the first two objectives. AllianceBernstein Money Reserves' investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each of AllianceBernstein Capital Reserves and AllianceBernstein Money Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. AllianceBernstein Government Reserves pursues its objectives by investing in a portfolio of U.S. Government securities (including its agencies and instrumentalities). AllianceBernstein Treasury Reserves pursues its objectives by investing in a portfolio of U.S. Treasury securities. Each Portfolio of AllianceBernstein Municipal Trust pursues its objectives by investing in a portfolio of high-quality municipal securities. Each state-specific Portfolio of AllianceBernstein Municipal Trust pursues its objectives by investing primarily in municipal securities issued by the particular state or securities exempt from the personal income tax of such state. The General Portfolio of AllianceBernstein Municipal Trust is diversified; the remaining Portfolios of AllianceBernstein Municipal Trust are non-diversified and only offered to residents of the named states.


      The Portfolios invest primarily in the following money market securities:


      o AllianceBernstein Capital Reserves and AllianceBernstein Money Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

      o AllianceBernstein Government Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, adjustable rate obligations and repurchase agreements.

      Certain of these securities, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

      o AllianceBernstein Treasury Reserves. Obligations of the U.S. Treasury, such as bills, notes and bonds, adjustable rate obligations and repurchase agreements.

      o AllianceBernstein Municipal Trust. High-quality municipal securities including, with respect to the state Portfolios, those issued by the named states or their political subdivisions.


      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.


      In addition, the principal risks of investing in each Portfolio of AllianceBernstein Municipal Trust are:


      o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investment. Because the Portfolios, except for the General Portfolio, invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk. The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

Another important thing for you to note:

    An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

    For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    o the Portfolio's average annual total returns for 1, 5, and 10 years (or over the life of the Portfolio if less than 10 years old); and

    o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

    A Portfolio's past performance does not necessarily indicate how it will perform in the future.


    You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your intermediary.

ALLIANCEBERNSTEIN CAPITAL RESERVES (ACR)


                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .90%        3.77%      3.91%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  2.46%   3.33%   5.14%   4.58%   4.77%   4.71%   4.40%   5.60%   3.33%   .90%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                            Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .23%. During the period shown in the bar chart, the highest return for a quarter was 1.45% (quarter ending September 30, 2000) and the lowest return for a quarter was .19% (quarter ending December 31, 2002).

ALLIANCEBERNSTEIN MONEY RESERVES (AMR)


                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .92%        3.78%      3.91%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  2.46%   3.26%   5.14%   4.59%   4.77%   4.71%   4.39%   5.61%   3.33%   .92%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                            Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .24%. During the period shown in the bar chart, the highest return for a quarter was 1.45% (quarter ending September 30, 2000) and the lowest return for a quarter was .20% (quarter ending December 31, 2002).

ALLIANCEBERNSTEIN GOVERNMENT RESERVES (AGR)


                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .82%        3.66%      3.81%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  2.36%   3.27%   5.02%   4.48%   4.67%   4.60%   4.26%   5.47%   3.20%   .82%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                            Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .17%. During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ending September 30, 2000) and the lowest return for a quarter was .17% (quarter ending December 31, 2002).

ALLIANCEBERNSTEIN TREASURY RESERVES (ATR)


                                PERFORMANCE TABLE


                                                   Since
                         1 Year      5 Years   Inception*
--------------------------------------------------------------------------------
                          .70%        3.42%      3.87%
--------------------------------------------------------------------------------


*     Inception date: 9/1/93.

                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    3.73%   5.10%   4.53%   4.66%   4.36%   3.92%   5.12%   3.04%   .70%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                            Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .12%. During the period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ending December 31, 2000) and the lowest return for a quarter was .14% (quarter ending December 31, 2002).

ALLIANCEBERNSTEIN MUNICIPAL TRUST


General Portfolio (AMT-GEN)

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .62%        2.19%      2.37%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  1.83%   2.17%   3.11%   2.76%   2.90%   2.67%   2.44%   3.31%   1.92%   .62%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .17%. During the period shown in the bar chart, the highest return for a quarter was .88% (quarter ending June 30, 2000) and the lowest return for a quarter was .14% (quarter ending September 30, 2002).

New York Portfolio (AMT-NY)

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         .40%        1.97%      2.24%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  1.74%   2.15%   3.10%   2.70%   2.86%   2.48%   2.27%   3.09%   1.64%   .40%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was .83% (quarter ending June 30, 2000) and the lowest return for a quarter was .10% (quarter ending September 30, 2002).


California Portfolio (AMT-CA)

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .58%        1.90%      2.21%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  1.84%   2.15%   3.06%   2.75%   2.80%   2.48%   2.16%   2.71%   1.60%   .58%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .17%. During the period shown in the bar chart, the highest return for a quarter was .80% (quarter ending June 30, 1995) and the lowest return for a quarter was .11% (quarter ending September 30, 2002).


Connecticut Portfolio (AMT-CT)

                                PERFORMANCE TABLE


                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                          .37%        1.94%      2.22%
--------------------------------------------------------------------------------


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  1.76%   2.10%   3.05%   2.72%   2.84%   2.48%   2.28%   3.03%   1.56%   .37%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .12%. During the period shown in the bar chart, the highest return for a quarter was .81% (quarter ending December 31, 2000) and the lowest return for a quarter was .06% (quarter ending March 31, 2002).

New Jersey Portfolio (AMT-NJ)

                                PERFORMANCE TABLE


                                                    Since
                         1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
                          .41%        1.94%        2.30%
--------------------------------------------------------------------------------


*     Inception date: 2/7/94.

                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    3.13%   2.69%   2.78%   2.44%   2.22%   3.01%   1.67%   .41%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was .82% (quarter ending June 30, 1995) and the lowest return for a quarter was .09% (quarter ending September 30, 2002).


Virginia Portfolio (AMT-VA)

                                PERFORMANCE TABLE


                                                    Since
                         1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
                          .48%        2.10%        2.47%
--------------------------------------------------------------------------------


*     Inception date: 10/25/94.

                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    3.35%   2.77%   2.98%   2.60%   2.41%   3.24%   1.82%   .48%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was .92% (quarter ending June 30, 1995) and the lowest return for a quarter was .10% (quarter ending March 31, 2002).


Florida Portfolio (AMT-FL)

                                PERFORMANCE TABLE


                                                    Since
                         1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
                          .46%        2.10%        2.44%
--------------------------------------------------------------------------------


*     Inception date: 7/28/95.

                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a    2.98%   3.05%   2.62%   2.41%   3.22%   1.82%   .46%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was .82% (quarter ending June 30, 1997) and the lowest return for a quarter was .10% (quarter ending September 30, 2002).

Massachusetts Portfolio (AMT-MA)


                                PERFORMANCE TABLE


                                                    Since
                         1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
                          .42%        2.00%        2.15%
--------------------------------------------------------------------------------


*     Inception date: 4/17/97.

                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a    2.53%   2.34%   3.10%   1.66%   .42%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .12%. During the period shown in the bar chart, the highest return for a quarter was .83% (quarter ending June 30, 2000) and the lowest return for a quarter was .09% (quarter ending September 30, 2002).

Pennsylvania Portfolio (AMT-PA)

                                PERFORMANCE TABLE

                                                    Since
                                     1 Year     Inception*
--------------------------------------------------------------------------------
                                      .46%         1.51%
--------------------------------------------------------------------------------

*     Inception date: 7/31/00.


                                    BAR CHART

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.79%   .46%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .14%. During the period shown in the bar chart, the highest return for a quarter was .60% (quarter ending June 30, 2001) and the lowest return for a quarter was .08% (quarter ending March 31, 2002).

Ohio Portfolio (AMT-OH)

                                PERFORMANCE TABLE

                                                    Since
                                     1 Year     Inception*
--------------------------------------------------------------------------------
                                      .49%         1.10%
--------------------------------------------------------------------------------

*     Inception date: 1/2/01.

                                    BAR CHART


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.71%   .49%
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
   93       94      95      96      97     98      99       00      01     02
                                                             Calendar Year End


      Through September 30, 2003, the year to date unannualized return for the Portfolio was .15%. During the period shown in the bar chart, the highest return for a quarter was .58% (quarter ending March 31, 2001) and the lowest return for a quarter was .11% (quarter ending September 30, 2002).

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

      Shareholder Fees (fees paid directly from your investment)--None

      Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                              ACR       AMR        AGR          ATR      AMT-GEN    AMT-NY     AMT-CA      AMT-CT
                           -------    -------    -------      -------    -------    -------    -------    -------
Management Fees .........      .46%       .49%       .46%         .50%       .50%       .50%       .50%       .50%
Distribution (12b-1)
    or Service Fees .....      .25%       .25%       .25%         .25%       .25%       .25%       .25%       .25%
Other Expenses ..........      .27%       .22%       .29%         .25%       .23%       .28%       .30%       .38%
                           -------    -------    -------      -------    -------    -------    -------    -------
Total Portfolio Operating
  Expenses ..............     0.98%      0.96%      1.00%        1.00%      0.98%      1.03%      1.05%      1.13%
  Waiver and/or Expense
    Reimbursement* ......     (.00)%     (.00)%     (.00)%**     (.00)%     (.00)%     (.03)%     (.05)%     (.13)%
                           -------    -------    -------      -------    -------    -------    -------    -------
Net Expenses ............     0.98%      0.96%      1.00%        1.00%      0.98%      1.00%      1.00%      1.00%
                           =======    =======    =======      =======    =======    =======    =======    =======


                            AMT-NJ     AMT-VA     AMT-FL     AMT-MA     AMT-PA     AMT-OH
                           -------    -------    -------    -------    -------    -------
Management Fees .........      .50%       .50%       .50%       .50%       .50%       .50%
Distribution (12b-1)
    or Service Fees .....      .25%       .25%       .25%       .25%       .25%       .25%
Other Expenses ..........      .32%       .34%       .31%       .48%       .39%      1.52%
                           -------    -------    -------    -------    -------    -------
Total Portfolio Operating
  Expenses ..............     1.07%      1.09%      1.06       1.23%      1.14%      2.27%
  Waiver and/or Expense
    Reimbursement* ......     (.07)%     (.09)%     (.06)%     (.23)%     (.14)%    (1.27)%
                           -------    -------    -------    -------    -------    -------
Net Expenses ............     1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
                           =======    =======    =======    =======    =======    =======


EXAMPLES*

      The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                 ACR     AMR      AGR    ATR    AMT-GEN  AMT-NY  AMT-CA  AMT-CT  AMT-NJ   AMT-VA  AMT-FL  AMT-MA   AMT-PA  AMT-OH
                ------  ------  ------  ------  -------  ------  ------  ------  ------   ------  ------  ------   ------  ------
1 Year.......   $  100  $   98  $  102  $  102  $  100   $  102  $  102  $  102  $  102   $  102  $  102  $  102   $  102  $  102
3 Years......   $  312  $  306  $  318  $  318  $  312   $  318  $  318  $  318  $  318   $  318  $  318  $  318   $  318  $  318
5 Years......   $  542  $  531  $  552  $  552  $  542   $  552  $  552  $  552  $  552   $  552  $  552  $  552   $  552  $  552
10 Years.....   $1,201  $1,178  $1,225  $1,225  $1,201   $1,225  $1,225  $1,225  $1,225   $1,225  $1,225  $1,225   $1,225  $1,225


--------------------------------------------------------------------------------

* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of a Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of a Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.


**    Reimbursement is less than .005%.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees, which are also used to pay your intermediary for providing distribution assistance, in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

      Alliance may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of Portfolio shares. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Portfolio. The Portfolios' distributor, AllianceBernstein Investment Research and Management, Inc., pays a commission to financial intermediaries in connection with their sale of Portfolio shares. In addition to this commission, the distributor may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of Portfolio shares. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in each Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of each Portfolio, except AMR, are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income (exempt from income taxation to the extent described in this Prospectus with respect to each Portfolio of AMT). The investment objective of AMR is maximum current income to the extent consistent with safety of principal and liquidity. The investment objectives of ACR, AMR, AGR and ATR are fundamental.


      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for ACR, AMR, AGR, ATR and AMT, except for the Florida, Massachusetts, Pennsylvania and Ohio Portfolios. In addition, each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

AllianceBernstein Capital Reserves


      As a matter of fundamental policy, ACR pursues its objectives by maintaining a portfolio of high-quality money market securities. ACR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion, or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion (or, if not rated, determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, ACR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.


AllianceBernstein Money Reserves


      As a matter of fundamental policy, AMR pursues its objectives by maintaining a portfolio of high-quality money market securities. AMR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, AMR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.


AllianceBernstein Government Reserves


      As a matter of fundamental policy, AGR may not purchase securities other than marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto. AGR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      AGR may also purchase when-issued securities.


      Certain of these securities, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

AllianceBernstein Treasury Reserves


      As a matter of fundamental policy, ATR may not purchase securities other than marketable obligations of the U.S. Treasury or repurchase agreements relating thereto. ATR's investments may include:

      o issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      ATR may also purchase when-issued securities.


AllianceBernstein Municipal Trust


      As a matter of fundamental policy, each AMT Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. As used in this section for each Portfolio of AMT, for purposes of this policy and the 80% policy described below with respect to each Portfolio's investment in high-quality municipal securities of the respective state,"net assets" means net assets plus borrowings, if any, for investment purposes. Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      Each Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax.

      General Portfolio. AMT-GEN seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      New York Portfolio. AMT-NY seeks maximum current income exempt from Federal, New York state, and New York City personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state income tax.

      California Portfolio. AMT-CA seeks maximum current income exempt from Federal and California state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state income tax.

      Connecticut Portfolio. AMT-CT seeks maximum current income exempt from Federal and Connecticut state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax.

      New Jersey Portfolio. AMT-NJ seeks maximum current income exempt from Federal and New Jersey state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax.

      Virginia Portfolio. AMT-VA seeks maximum current income exempt from Federal and Commonwealth of Virginia personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions, or securities otherwise exempt from Virginia state income tax.

      Florida Portfolio. AMT-FL seeks maximum current income exempt from Federal income tax and State of Florida intangible tax by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions, or securities otherwise exempt from Florida state intangible tax.

      Massachusetts Portfolio. AMT-MA seeks maximum current income exempt from Federal and Commonwealth of Massachusetts personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions, or securities otherwise exempt from Massachusetts state income tax. AMT-MA also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      Pennsylvania Portfolio. AMT-PA seeks maximum current income exempt from Federal and Commonwealth of Pennsylvania personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions, or securities otherwise exempt from Pennsylvania state income tax. AMT-PA also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      Ohio Portfolio. AMT-OH seeks maximum current income exempt from Federal and Ohio personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions, or securities otherwise exempt from Ohio state income tax. AMT-OH also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).


      Municipal Securities. The AMT Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.


      Each AMT Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the AMT Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal

Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      Each AMT Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but each AMT Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. Each AMT Portfolio may also purchase when-issued securities.

      Taxable Money Market Securities. An AMT Portfolio's investment of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

      Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, each Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives.

Risk Considerations

      The Portfolios' principal risks are interest rate risk, credit risk and, with respect to each AMT Portfolio, municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of certain of the AMT Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause a Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      Each AMT Portfolio is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the AMT Portfolios, except for the General Portfolio, may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

      The Portfolios' (except for AGR and ATR) investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect a Portfolio's investments.


      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities with respect to ACR, AMR, AGR, AMT-MA, AMT-PA and AMT-OH. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circum-stances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the following Portfolios paid Alliance, for the fiscal year ended June 30, 2003, as a percentage of average daily net assets:

                                             Fee as a percentage of
    Portfolio                              average daily net assets*
--------------------------------------------------------------------------------
    AllianceBernstein Capital Reserves                 .46%
    AllianceBernstein Money Reserves                   .49%
    AllianceBernstein Government Reserves              .46%**
    AllianceBernstein Treasury Reserves                .50%
    AllianceBernstein Municipal Trust
      General Portfolio                                .50%
      New York Portfolio                               .47%
      California Portfolio                             .45%
      Connecticut Portfolio                            .37%
      New Jersey Portfolio                             .43%
      Virginia Portfolio                               .41%
      Florida Portfolio                                .44%
      Massachusetts Portfolio                          .27%
      Pennsylvania Portfolio                           .36%
      Ohio Portfolio                                     0%

-----------------
* Fees are stated net of waivers and/or reimbursements for each Portfolio except ACR, AMR, ATR and AMT-GEN. See the "Annual Portfolio Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

**    Reimbursement is less than .005%.


      Pursuant to the Advisory Agreement, unless changed by a vote of a Portfolio's shareholders, the Adviser will reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                      HOW THE PORTFOLIOS VALUE THEIR SHARES
--------------------------------------------------------------------------------


      Each of the Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or banks are closed).


      To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each

Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other


      Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank on that day.


      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


      The Portfolios offer a variety of shareholder services. For more information about these services, telephone Alliance Global Investor Services, Inc. ("AGIS") at (800) 221-5672.

      Each Portfolio reserves the right to close out an account if it has a balance of less than $500. A shareholder will receive 60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.


      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Distributions of long-term capital gains, if any, generally will be taxable to you as long-term capital gains. A Portfolio's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.


      Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

AllianceBernstein Municipal Trust


      Distributions to you out of tax-exempt interest income earned by the AMT Portfolios are not subject to Federal income tax (other than the alternative minimum tax), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the alternative minimum tax will be a specific preference item for purposes of the Federal individual and corporate alternative minimum tax.

      For each Portfolio, except AMT-NY and AMT-CT, distributions out of interest income earned from U.S. Government securities will be exempt from state personal income tax or other state taxes described below.


      New York Portfolio. Distributions to residents of New York out of interest income earned by AMT-NY from New York municipal securities are exempt from New York state and New York City personal income taxes. Distributions from AMT-NY are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

      California Portfolio. Distributions to residents of California out of interest income earned by AMT-CA from California municipal securities are exempt from California personal income taxes. Distributions from the AMT-CA are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.


      Connecticut Portfolio. Distributions to individuals who are residents of Connecticut out of interest income earned by

AMT-CT from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions from AMT-CT are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.


      New Jersey Portfolio. Distributions to residents of New Jersey out of interest income earned by AMT-NJ from New Jersey municipal securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax payable by corporate shareholders.


      Virginia Portfolio. Distributions to residents of Virginia out of interest income earned by AMT-VA from Virginia municipal securities are exempt from Virginia individual, estate, trust and corporate income tax.

      Florida Portfolio. Dividends paid by AMT-FL to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $1.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that AMT-FL shares will qualify for exemption from the Florida intangible tax. In order to so qualify, AMT-FL must, among other things, have at least 90% of the net asset value of its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of the previous year. Exempt-interest dividends paid by AMT-FL to corporate shareholders will be subject to Florida corporate income tax.

      Massachusetts Portfolio. Distributions to residents of Massachusetts out of interest income earned by AMT-MA from Massachusetts municipal securities are exempt from Massachusetts state personal income taxes. Distributions by AMT-MA will not be excluded from the net income of corporations and shares of AMT-MA will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.


      Pennsylvania Portfolio. Distributions to residents of Pennsylvania out of interest income earned by AMT-PA from Pennsylvania municipal securities will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes, but will not be taxable for purposes of the Philadelphia School District investment net income tax. AMT-PA shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

      Ohio Portfolio. Distributions to residents of Ohio out of interest income and capital gains earned by AMT-OH from Ohio municipal securities will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Portfolio shares will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Intermediaries may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

      Each Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as the Portfolio deems appropriate which may include closing your account. If you are not a US citizen or Resident Alien, your account must be affiliated with a NASD member firm.

      Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Portfolios, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option #5). We will resume separate mailings for your account within 30 days of your request.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent auditors for the fiscal years ended June 30, 2003, June 30, 2002, June 30, 2001 and June 30, 2000 and by other independent auditors for the fiscal year ended June 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                  AllianceBernstein Capital Reserves-Year Ended June 30,
                                                 ========================================================
                                                   2003        2002        2001        2000        1999
                                                 ========    ========    ========    ========    ========
Net asset value, beginning of period ..........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                 --------    --------    --------    --------    --------
Income from Investment Operations
Net investment income .........................      .006        .016        .051        .049        .043
                                                 --------    --------    --------    --------    --------
Less: Dividends
Dividends from net investment income ..........     (.006)      (.016)      (.051)      (.049)      (.043)
                                                 --------    --------    --------    --------    --------
Net asset value, end of period ................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                 ========    ========    ========    ========    ========
Total Return
Total investment return based
   on net asset value (a) .....................       .60%       1.58%       5.18%       4.97%       4.40%
Ratios/Supplemental Data
Net assets, end of period (in millions) .......  $ 11,770    $ 12,998    $ 13,405    $ 10,182    $ 10,278
Ratio of expenses to average net assets of:
   Expenses ...................................       .98%       1.00%       1.00%       1.00%        .99%
Net investment income .........................       .61%       1.58%       4.99%       4.88%       4.29%


--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

                                                          AllianceBernstein Money Reserves-Year Ended June 30,
                                                      =========================================================
                                                        2003        2002        2001        2000         1999
                                                      ========    ========    ========    ========     ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                                                      --------    --------    --------    --------     --------
Income from Investment Operations
Net investment income ..............................      .006        .016        .051        .049(a)      .043(a)
                                                      --------    --------    --------    --------     --------
Less: Dividends
Dividends from net investment income ...............     (.006)      (.016)      (.051)      (.049)       (.043)
                                                      --------    --------    --------    --------     --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                                                      ========    ========    ========    ========     ========
Total Return
Total investment return based on net asset value (b)       .63%       1.58%       5.19%       4.98%        4.39%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............  $  2,162    $  2,571    $  1,911    $  1,812     $  1,407
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .96%        .99%       1.00%       1.00%        1.00%
   Expenses, before waivers and reimbursements .....       .96%         99%       1.00%       1.01%        1.02%
   Net investment income ...........................       .64%       1.54%       5.06%       4.90%(a)     4.28%(a)


                                                       AllianceBernstein Government Reserves-Year Ended June 30,
                                                      ===========================================================
                                                        2003         2002        2001        2000          1999
                                                      ========     ========    ========    ========      ========

Net asset value, beginning of period ...............  $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                                                      --------     --------    --------    --------      --------
Income from Investment Operations
Net investment income (a) ..........................      .005         .015        .049        .047          .042
                                                      --------     --------    --------    --------      --------
Less: Dividends
Dividends from net investment income ...............     (.005)       (.015)      (.049)      (.047)        (.042)
                                                      --------     --------    --------    --------      --------
Net asset value, end of period .....................  $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                                                      ========     ========    ========    ========      ========
Total Return
Total investment return based on net asset value (b)       .51%        1.49%       5.05%       4.82%         4.27%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............  $  8,214     $  7,800    $  7,192    $  5,867      $  5,583
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%        1.00%       1.00%       1.00%         1.00%
   Expenses, before waivers and reimbursements .....      1.00%(c)     1.01%       1.01%       1.03%         1.02%
   Net investment income (a) .......................       .51%        1.48%       4.89%       4.74%         4.18%


--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


(c)   Reimbursement is less than .005%.

                                                             AllianceBernstein Treasury Reserves-Year Ended June 30,
                                                         =============================================================
                                                           2003          2002        2001           2000        1999
                                                         ========      ========    ========       ========    ========
Net asset value, beginning of period ..................  $   1.00      $   1.00    $   1.00       $   1.00    $   1.00
                                                         --------      --------    --------       --------    --------
Income from Investment Operations
Net investment income .................................      .004          .014        .046(a)        .044        .039(a)
Net realized gain (loss) on investment transactions (b)        -0-           -0-         -0-            -0-         -0-
                                                         --------      --------    --------       --------    --------
Net increase in net asset value from operations .......      .004          .014        .046           .044        .039
                                                         --------      --------    --------       --------    --------
Less: Dividends and Distributions
Dividends from net investment income ..................     (.004)        (.014)      (.046)         (.044)      (.039)
Distributions from net realized gain
   on investment transactions .........................        -0-(b)        -0-         -0-            -0-         -0-
                                                         --------      --------    --------       --------    --------
Total dividends and distributions .....................     (.004)        (.014)      (.046)         (.044)      (.039)
                                                         --------      --------    --------       --------    --------
Net asset value, end of period ........................  $   1.00      $   1.00    $   1.00       $   1.00    $   1.00
                                                         ========      ========    ========       ========    ========
Total Return
Total investment return based on net asset value (c) ..       .43%         1.40%       4.74%          4.47%       3.96%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............  $642,933      $698,715    $800,689       $785,790    $811,752
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ........      1.00%         1.00%       1.00%          1.00%       1.00%
   Expenses, before waivers and reimbursements ........      1.00%         1.00%       1.00%          1.00%       1.02%
   Net investment income ..............................       .42%         1.41%       4.61%(a)       4.38%       3.88%(a)


                                                                    AllianceBernstein Municipal Trust
                                                                   General Portfolio-Year Ended June 30,
                                                         ========================================================
                                                           2003        2002        2001        2000        1999
                                                         ========    ========    ========    ========    ========
Net asset value, beginning of period ..................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         --------    --------    --------    --------    --------
Income From Investment Operations
Net investment income .................................      .005        .010        .029        .029        .024
                                                         --------    --------    --------    --------    --------
Less: Dividends
Dividends from net investment income ..................     (.005)      (.010)      (.029)      (.029)      (.024)
                                                         --------    --------    --------    --------    --------
Net asset value, end of period ........................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         ========    ========    ========    ========    ========
Total Return
Total investment return based on net asset value (c) ..       .45%       1.00%       2.97%       2.89%       2.42%
Ratios/Supplemental Data
Net assets, end of period (in millions) ...............  $  1,009    $  1,267    $  1,350    $  1,209    $  1,168
Ratio to average net assets of:
   Expenses ...........................................       .98%         99%       1.00%       1.00%       1.00%
   Net investment income ..............................       .45%       1.01%       2.92%       2.87%       2.38%


--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.


(b)   Amount is less than $0.001.

(c) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

                                                               New York Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .007        .027        .027       .022
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.007)      (.027)      (.027)     (.022)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .32%        .66%       2.78%       2.69%      2.24%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $486,733    $543,607    $875,496    $730,769   $584,231
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.03%       1.01%       1.01%       1.02%      1.04%
   Net investment income (a) .......................       .32%        .69%       2.73%       2.67%      2.21%


                                                             California Portfolio-Year Ended June 30,
                                                      ========================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income ..............................      .004(a)     .009        .024        .024       .022
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.004)      (.009)      (.024)      (.024)     (.022)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .42%        .89%       2.48%       2.39%      2.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $325,763    $402,269    $618,398    $931,993   $655,644
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%        .98%        .98%        .97%       .98%
   Expenses, before waivers and reimbursements .....      1.05%        .98%        .98%        .97%       .98%
   Net investment income ...........................       .42%(a)     .92%       2.49%       2.38%      2.18%


--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

                                                             Connecticut Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .006        .026        .026       .022
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.006)      (.026)      (.026)     (.022)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .31%         64%       2.68%       2.66%      2.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $116,912    $132,186    $182,297    $161,000   $143,401
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.13%       1.08%       1.04%       1.07%      1.07%
   Net investment income (a) .......................       .30%        .68%       2.62%       2.63%      2.22%


                                                              New Jersey Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .007        .027        .026       .022
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.007)      (.027)      (.026)     (.022)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .30%        .73%       2.71%       2.63%      2.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $243,966    $300,127    $337,139    $281,578   $220,865
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.07%       1.04%       1.03%       1.07%      1.09%
   Net investment income (a) .......................       .30%        .74%       2.65%       2.61%      2.16%


                                                               Virginia Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .008        .029        .028       .023
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.008)      (.029)      (.028)     (.023)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .33%        .82%       2.92%       2.84%      2.34%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $138,413     142,285    $159,494    $131,928   $113,932
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.09%       1.07%       1.06%       1.07%      1.07%
   Net investment income (a) .......................       .34%        .84%       2.87%       2.81%      2.34%


--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

                                                                Florida Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .008        .028        .028       .024
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.008)      (.028)      (.028)     (.024)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .32%        .85%       2.87%       2.82%      2.41%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $206,935    $207,617    $237,902    $203,730   $136,916
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.06%       1.04%       1.03%       1.08%      1.08%
   Net investment income (a) .......................       .32%        .83%       2.76%       2.79%      2.36%


                                                             Massachusetts Portfolio-Year Ended June 30,
                                                      =======================================================
                                                        2003        2002        2001        2000       1999
                                                      ========    ========    ========    ========   ========
Net asset value, beginning of period ...............  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      --------    --------    --------    --------   --------
Income From Investment Operations
Net investment income (a) ..........................      .003        .008        .027        .027       .023
                                                      --------    --------    --------    --------   --------
Less: Dividends
Dividends from net investment income ...............     (.003)      (.008)      (.027)      (.027)     (.023)
                                                      --------    --------    --------    --------   --------
Net asset value, end of period .....................  $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                      ========    ========    ========    ========   ========
Total Return
Total investment return based on net asset value (b)       .32%        .75%       2.73%       2.73%      2.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $ 75,609    $ 88,483    $118,598    $ 82,813   $ 50,480
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....      1.00%       1.00%       1.00%       1.00%      1.00%
   Expenses, before waivers and reimbursements .....      1.23%       1.14%       1.09%       1.18%      1.47%
   Net investment income (a) .......................       .32%        .80%       2.65%       2.75%      2.26%


--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.


(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   Pennsylvania Portfolio                         Ohio Portfolio
                                            ====================================       ====================================
                                            Year Ended June 30,  July 31, 2000(a)      Year Ended June 30,  January 2, 2001(a)
                                            ===================       through          ===================       through
                                              2003        2002     June 30, 2001        2003        2002      June 30, 2001
                                            ====================================       ====================================
Net asset value, beginning of period ....   $  1.00     $  1.00     $      1.00        $  1.00     $  1.00     $      1.00
                                            -------     -------     -----------        -------     -------     -----------
Income from Investment Operations
Net investment income (b) ...............      .004        .008            .026           .004        .008            .011
                                            -------     -------     -----------        -------     -------     -----------
Less: Dividends
Dividends from net investment income ....     (.004)      (.008)          (.026)         (.004)      (.008)          (.011)
                                            -------     -------     -----------        -------     -------     -----------
Net asset value, end of period ..........   $  1.00     $  1.00     $      1.00        $  1.00     $  1.00     $      1.00
                                            =======     =======     ===========        =======     =======     ===========
Total Return
Total investment return based on net
   asset value (c) ......................       .37%        .81%           2.61%           .38%        .80%           1.14%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $92,887     $81,114     $    82,834        $20,126     $17,030     $    15,746
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements .....................      1.00%       1.00%           1.00%(d)       1.00%       1.00%            .96%(d)
   Expenses, before waivers and
     reimbursements .....................      1.14%       1.18%           1.22%(d)       2.27%       2.15%           2.63%(d)
   Net investment income (b) ............       .35%        .79%           2.79%(d)        .36%        .80%           2.29%(d)

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

                      (This page left intentionally blank.)

      For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

      The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statements of Additional Information (SAIs)

      The Portfolios have SAIs, which contain more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

      You may request free copies of current annual/semi-annual reports or SAIs, or make inquires concerning the Portfolios, by contacting your intermediary, or by contacting Alliance:

      By mail:   c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

      By phone:  For Information and Literature:
                 (800) 221-5672

      Or you may view or obtain these documents from the Securities and Exchange
Commission:

      o Call the Commission at (202) 942-8090 for information on the operation on the Public Reference Room.

      o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

      o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

      You may also find more information about Alliance and the Portfolios on the Internet at: www.alliancecapital.com.

--------------------------------------------------------------------------------

        Privacy Notice (This information is not part of the Prospectus.)


      Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

File Nos. 811-2835(ACR); 811-2889(AGR); 811-3586(AMT)

Purchases

Initial Investment You may purchase the Portfolios' shares by instructing your intermediary to use one or more Portfolios in connection with your brokerage account.

You may obtain information about purchasing shares or other Fund procedures by calling 800-221-5672. The minimum initial and subsequent investments are $1,000 and $100, respectively. These minimums do not apply to shareholder accounts maintained through intermediaries, which may maintain their own minimums.

Subsequent Investments

Check Mail or deliver your check payable to your intermediary.

Sweep Your intermediary may offer an automatic "sweep" for a Portfolio in the operation of brokerage cash accounts for its customers. Contact your intermediary to determine if a sweep is available and what the sweep requirements are.

Redemptions

You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

Sweep If your intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

Check With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your intermediary. There may be a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Each Portfolio may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities market or for other reasons.

Intermediaries may offer only certain Portfolios. Please contact your intermediary for more information.

--------------------------------------------------------------------------------

Table Of Contents


RISK/RETURN SUMMARY .......................................................    2
   Performance And Bar Chart Information ..................................    3
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    8
DISTRIBUTION ARRANGEMENTS .................................................    8
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS .    9
   Investment Objectives And Strategies ...................................    9
   Risk Considerations ....................................................   12
MANAGEMENT OF THE PORTFOLIOS ..............................................   13
HOW THE PORTFOLIOS VALUE THEIR SHARES .....................................   13
DIVIDENDS, DISTRIBUTIONS, AND TAXES .......................................   14
GENERAL INFORMATION .......................................................   15
FINANCIAL HIGHLIGHTS ......................................................   16


--------------------------------------------------------------------------------

                                                                   MONMKTPRO1103

                ALLIANCEBERNSTEIN MUNICIPAL TRUST

                     North Carolina Portfolio

                            Prospectus

                         November 3, 2003

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        Table of Contents

RISK/RETURN SUMMARY

    Performance and Bar Chart Information

FEES AND EXPENSES OF THE PORTFOLIO

DISTRIBUTION ARRANGEMENTS

OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES,
STRATEGIES AND RISKS
    Investment Objectives and Strategies
    Risk Considerations

MANAGEMENT OF THE PORTFOLIO

PURCHASE AND SALE OF SHARES

DIVIDENDS, DISTRIBUTIONS, AND TAXES

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

                       RISK/RETURN SUMMARY

-----------------------------------------------------------------

          The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

          Objectives: The investment objectives of the Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

          Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing primarily in high-quality municipal securities issued by North Carolina or its political subdivisions or securities otherwise exempt from North Carolina personal income tax. The Portfolio is non-diversified and only offered to residents of North Carolina.

          Principal Risks: The principal risks of investing in the Portfolio are:

          o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

          o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

          o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of the Portfolio's investments. Because the Portfolio invests a large portion of its assets in municipal securities issued by North Carolina or its political subdivisions, it is vulnerable to events adversely affecting North Carolina, including economic, political or regulatory occurrences.

          o Diversification Risk. The Portfolio is not diversified and can invest more of its assets in a relatively small number of issuers with a greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio.

          Another important thing for you to note:

          An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

          The performance table shows the Portfolio's average annual total return and the bar chart shows the Portfolio's annual total return. The table and bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

          o the Portfolio's average annual total returns over the life of the Portfolio; and

          o changes in the Portfolio's performance from year to year over the life of the Portfolio.

          The Portfolio's past performance does not necessarily indicate how it will perform in the future.

          You may obtain current seven-day yield information for the Portfolio by calling (800) 221-5672 or your financial intermediary.

Performance Table

-----------------------------------------------------------------
                            1 Year              Since Inception*
-----------------------------------------------------------------
                             .45%                     .80%
-----------------------------------------------------------------
*      Inception date: 5/7/01

Bar Chart

n/a   n/a  n/a  n/a  n/a   n/a  n/a   n/a     n/a    .45%
-----------------------------------------------------------------
-----------------------------------------------------------------
93    94   95   96   97    98    99   00      01      02

                                               Calendar Year End

          Through September 30, 2003, the year to date unannualized return for the Portfolio was .43%. During the period shown in the bar chart, the highest return for a quarter was .13%
(quarter ending December 31, 2002) and the lowest return for a quarter was .10% (quarter ending September 30, 2002).

-----------------------------------------------------------------

                FEES AND EXPENSES OF THE PORTFOLIO

-----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment) -- None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                         North Carolina Portfolio
                                         ------------------------
Management Fees                                   .50%
Distribution (12b-1) or Service Fees              .25%
Other Expenses                                    4.04%
Total Portfolio Operating Expenses                4.79%
                                                  -----
Waiver and/or Expense Reimbursement*             (3.79)%
                                                 -------
Net Expenses                                      1.00%
                                                  =====

EXAMPLES*

The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                       EXAMPLES
                                       --------
           1 Year                        $102
           3 Years                       $318
           5 Years                       $552
           10 Years                     $1,225
---------------------
* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of the Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.

----------------------------------------------------------------

                    DISTRIBUTION ARRANGEMENTS

----------------------------------------------------------------

The Portfolio has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The Portfolio pays these fees, which are also used to pay your intermediary for providing distribution assistance, in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

Alliance may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of Portfolio shares. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to the Portfolio. The Portfolio's distributor, AllianceBernstein Investment Research and Management, Inc., pays a commission to financial intermediaries in connection with their sale of Portfolio shares. In addition to this commission, the distributor may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of Portfolio shares. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

-----------------------------------------------------------------

       OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES,
                       STRATEGIES AND RISKS

-----------------------------------------------------------------

          This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolio.

          Please note:

          o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

          o There can be no assurance that the Portfolio will achieve its investment objectives.

          o Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

          The investment objectives of the Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

          As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

          As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy and the 80% policy described below with respect to the Portfolio's investment in high-quality municipal securities of North Carolina, "net assets" means net assets plus borrowings, if any, for investment purposes. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of North Carolina are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income.

          The Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax.

          The Portfolio seeks maximum current income exempt from Federal and North Carolina personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of North Carolina or its political subdivisions, or securities otherwise exempt from North Carolina state income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions or resale).

          Municipal Securities. The Portfolio's investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

          The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

          The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. In addition, the Portfolio may purchase when-issued securities.

          Taxable Money Market Securities. The Portfolio's investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

          Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, the Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

          The Portfolio's principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

          Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

          The quality and liquidity of certain of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

          The Portfolio is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio invests a large portion of its assets in municipal securities issued by North Carolina or its political subdivisions, it is more vulnerable to events adversely affecting North Carolina, including economic, political or regulatory occurrences. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

          The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

          The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect the Portfolio's investments.

          The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

          The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

----------------------------------------------------------------

                   MANAGEMENT OF THE PORTFOLIO

----------------------------------------------------------------

          The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nations FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
7.3 million shareholder accounts.

          Under its Advisory Agreement with the Portfolio, Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended June 30, 2003, the Portfolio paid Alliance 0% (as a percentage of average daily net assets). Fees are stated net of waivers and/or reimbursements for the Portfolio. See "Annual Portfolio Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

          Pursuant to the Advisory Agreement, unless changed by a vote of the Portfolio's shareholders, the Adviser will reimburse the Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

          Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

-----------------------------------------------------------------

                   PURCHASE AND SALE OF SHARES

-----------------------------------------------------------------

How The Portfolio Values Its Shares

          The Portfolio's net asset value or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or banks are closed).

          To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Purchases

          Initial Investment. You may purchase the Portfolio's shares by instructing your financial intermediary to use the Portfolio in connection with your brokerage account.

          You may obtain information about purchasing shares or other Portfolio procedures by calling 800-221-5672. The minimum initial and subsequent investments are $1,000 and $100, respectively. These minimums do not apply to shareholder accounts maintained through intermediaries, which may maintain their own minimums.

          Subsequent Investments.

          Check. Mail or deliver your check payable to your intermediary.

          Sweep. Your intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your intermediary to determine if a sweep is available and what the sweep requirements are.

Redemptions

          You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electric funds transfer has cleared (which may take up to 15 days).

          Sweep. If your intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

          Check. With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your intermediary. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

          The Portfolio may refuse any order to purchase shares.
The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities market or for other reasons.

Other

          The Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if federal funds or bank wire monies are received by State Street Bank on that day.

          Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later then seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

          The Portfolio offers a variety of shareholder services.
For more information about these services, telephone Alliance
Global Investor Services, Inc. ("AGIS") at (800) 221-5672.

          The Portfolio reserves the right to close out an account if it has a balance of less than $500. A shareholder will receive 60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.

          A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

          The Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in a compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. The Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Distributions of long-term capital gains, if any, generally will be taxable to you as long-term capital gains.

          Distributions to you out of tax-exempt interest income earned by the Portfolio are not subject to Federal income tax (other than the alternative minimum tax). Any exempt-interest dividends derived from interest on municipal securities subject to the alternative minimum tax will be a specific preference item for purposes of the Federal individual and corporate alternative minimum tax.

          Distributions to individual shareholders resident in North Carolina and to shareholders that are trusts or estates will be exempt from North Carolina income tax to the extent such distributions are exempt from Federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions or nonprofit educational institutions organized or chartered under the laws of North Carolina. Distributions from the Portfolio to such shareholders also will be exempt from North Carolina income tax to the extent such distributions are attributable to interest on direct U.S. Government obligations. Distributions paid by the Portfolio to corporate shareholders will be subject to North Carolina corporate income tax.

          Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

          Consult your tax adviser about the federal, state and local tax consequences of an investment in the Portfolio in your particular circumstances.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

          During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Intermediaries may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

          The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Portfolio may also seek to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as the Portfolio deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

          Householding. Many shareholders of the
AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Portfolio, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option #5). We will resume separate mailings for your account within 30 days of your request.

-----------------------------------------------------------------

                       FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

          The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors for the fiscal years ended June 30, 2003 and June 30, 2002 and for the fiscal period ended June 30, 2001. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Portfolio's Annual Report, which is available upon request.

                                         Year Ended June 30,     May 7, 2001(a)
                                         --------------------          to
                                          2003          2002     June 30, 2001
                                          ----          ----     -------------
Net asset value, beginning of period     $1.00         $1.00          $1.00
                                         -----         -----          -----
Income From Investment Operations
---------------------------------
Net Investment income (b)                .004          .008           .003
                                         ----          ----           ----
Less: Dividends
---------------
Dividends from net investment income    (.004)        (.008)         (.003)
Net asset value, end of period           $1.00         $1.00          $1.00
                                         =====         =====          =====
Total Return
------------
Total investment return based on         .35%          .79%           .30%
net asset value (c)
Ratios/Supplemental Data
Net assets, end of period (000's        $5,467        $7,015         $6,116
omitted)
Ratio to average net assets of:
    Expenses, net of waivers and         1.00%         1.00%        1.00%(d)
reimbursements
    Expenses, before waivers and         4.79%         4.38%        4.17%(d)
reimbursements
    Net investment income(b)             .34%          .81%         1.99%(d)

-------------------
(a)  Commencement of operations.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(d)  Annualized.

For more information about the Portfolio, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o     Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request free copies of current annual/semi-annual reports or the SAI, or make inquiries concerning the Portfolio, by contacting your intermediary, or by contacting Alliance:

By mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003

By phone:   For Information and Literature:
            (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange Commission:

          o Call the Commission at (202) 942-8090 for information on the operation of the Public
               Reference Room.

          o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

          o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

You may also find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com

File No. 811-3586

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

[LOGO]                          ALLIANCEBERNSTEIN MUNICIPAL TRUST

----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 3, 2003

----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated November 3, 2003, of AllianceBernstein Municipal Trust (the "Prospectus"). Financial statements for AllianceBernstein Municipal Trust (the "Fund") for the year ended June 30, 2003 are included in the Fund's annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual reports may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------

                                                           Page

Investment Objectives and Policies........................
Investment Restrictions...................................
Management................................................
Purchases and Redemption of Shares........................
Additional Information....................................
Daily Dividends-Determination of Net Asset Value..........
Taxes.....................................................
General Information.......................................
Financial Statements and Reports of Independent Auditors..
Appendix A-Description of Municipal Securities...............A-1
Appendix B-Description of Securities Ratings.................B-1
--------------------------
(SM) This service mark is used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

----------------------------------------------------------------
                INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------------------

          AllianceBernstein Municipal Trust (the "Fund") is an open-end management investment company. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since formation in January 1983. Effective November 1, 1991, the Fund's former name of Alliance Tax-Exempt Reserves was changed to Alliance Municipal Trust. Effective October 28, 2003, the Fund changed its name to AllianceBernstein Municipal Trust.


          The Fund consists of eleven distinct portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Pennsylvania Portfolio, the Ohio Portfolio and the North Carolina Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The North Carolina Portfolio is not currently being offered. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. As a matter of fundamental policy, each Portfolio, except the Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). The Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios pursue their objectives by investing in high-quality municipal securities having remaining maturities of 397 days or less (or such greater length of time as permitted under Rule 2a-7).

          While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this SAI may be changed by a Portfolio upon notice but without such approval. Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. The Fund may in the future establish additional portfolios, which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

          Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance Capital Management L.P. (the "Adviser" or "Alliance") believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

          General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

          New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions, or securities otherwise exempt from New York state income tax. Except when the New York Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New York state income tax and net assets include any borrowings for investment purposes. Shares of the New York Portfolio are offered only to New York State residents.

          California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California State income tax. Except when the California Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from California state income tax and net assets include any borrowings for investment purposes. Shares of the California Portfolio are available only to California residents.

          Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax. Except when the Connecticut Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Connecticut state income tax and net assets include any borrowings for investment purposes. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

          New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax. Except when the New Jersey Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New Jersey state income tax and net assets include any borrowings for investment purposes. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

          Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions, or securities otherwise exempt from Virginia state income tax. Except when the Virginia Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Virginia state income tax and net assets include any borrowings for investment purposes. Shares of the Virginia Portfolio are available only to Virginia residents.

          Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions, or securities otherwise exempt from Florida state intangible tax. Except when the Florida Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Florida state intangible tax and net assets include any borrowings for investment purposes. Shares of the Florida Portfolio are available only to Florida residents.

          Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions, or otherwise exempt from Massachusetts state income tax. Except when the Massachusetts Portfolio assumes a temporary defensive position, at least 80% of its net assets will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Massachusetts state income tax and net assets include any borrowings for investment purposes. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.

          Pennsylvania Portfolio. To the extent consistent with its other investment objectives, the Pennsylvania Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Pennsylvania tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions, or securities otherwise exempt from Pennsylvania state income tax. Except when the Pennsylvania Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Pennsylvania state income tax and net assets include any borrowings for investment purposes. The Pennsylvania Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Pennsylvania Portfolio are offered only to Pennsylvania residents.

          Ohio Portfolio. To the extent consistent with its other investment objectives, the Ohio Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Ohio tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions, or securities otherwise exempt from Ohio state income tax. Except when the Ohio Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Ohio state income tax and net assets include any borrowings for investment purposes. The Ohio Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Ohio Portfolio are offered only to Ohio residents.

          North Carolina Portfolio. To the extent consistent with its other investment objectives, the North Carolina Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of North Carolina tax. As a matter of fundamental policy, the North Carolina Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of North Carolina or its political subdivisions, or securities otherwise exempt from North Carolina state income tax. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise from North Carolina state income tax and net assets include any borrowings for investment purposes. The North Carolina Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the North Carolina Portfolio are offered only to North Carolina residents.

          To the extent suitable New York, California,
Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania, Ohio and North Carolina municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but will not be exempt from applicable taxes in the named states.

Municipal Securities
--------------------

          The term "municipal securities," as used in the Prospectus and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Portfolios invest are limited to those obligations which at the time of purchase:

          1. are backed by the full faith and credit of the United States; or

          2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act
-----------------------

          Each Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

          Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

          Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the General Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The remaining Portfolios of the Fund are subject to this restriction with respect to 75% of their assets. The Portfolios may not invest in a "conduit security" of a second tier issuer if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

Alternative Minimum Tax
-----------------------

          Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Taxable Securities And Temporary Defensive Position
---------------------------------------------------

          Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio include those described below:

          1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

          2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
               Corporation; or

          3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements
---------------------

          Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements
-----------------------------

          Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Adjustable Rate Obligations
---------------------------

          The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a adjustable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

          Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in adjustable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

          Each Portfolio, unless otherwise prohibited by the Portfolio's limitations on investment in restricted securities, may invest in high-quality tax-exempt floating or variable rate securities that represent a beneficial interest in the outstanding principal and interest of tax-exempt municipal securities that have been deposited into a trust. These securities typically contain a demand feature or guarantee supported by a creditworthy financial institution that permits the securities' holder to sell the securities at par at the option of the securities' holder on not more than 30 days' notice.

Standby Commitments
-------------------

          The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities
----------------------

          Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities
-------------------

          No Portfolio will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

Senior Securities
-----------------

          None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

          Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS.
---------------------------------------------------------------

     THE FOLLOWING POLICIES RELATE TO THE MASSACHUSETTS,
     PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS.

          Restricted Securities. The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may also purchase restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

          A large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

          Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

          (i) the frequency of trades and quotations for the security;

          (ii) the number of dealers making quotations to purchase or sell the security;

          (iii) the number of other potential purchasers of the security;

          (iv) the number of dealers undertaking to make a market in the security;

          (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

          (vi) any applicable Commission interpretation or position with respect to such types of securities.

          To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

          (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

          (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

          The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

          Following the purchase of a restricted security by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities
-----------------------

          The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, accounts receivable or municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State
-------------------------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

          The following summaries are included for the purpose of providing a general description of credit and financial conditions of each State Portfolio and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO
------------------

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated May
30, 2003, and the Update to the Annual Information Statement dated August 7, 2003.

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions:
(a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 and 2003-2004 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments
-------------------

          The World Trade Center terrorist attacks had an even more devastating impact on the State economy than on any other state. As a result, the State economy is only now emerging from the most recent recession. Employment is expected to rise by 0.3 percent in 2003, following a 3.8 percent decline in 2002. Wages and salaries are expected to be well below historical averages, due in part to further declines in bonus payments in the first quarter of 2003. The unemployment rate in 2002 was 6.1 percent and is expected to remain virtually unchanged in 2003.

          In addition to the risks associated with the national economic forecast, there also exists specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

          The current fiscal year is now balanced, but the magnitude of potential future budget gaps of between $5 billion to $6 billion in 2004-05 and $6 billion to $8 billion in 2005-06 requires timely and aggressive measures to restore structural balance. Accordingly, the Governor has directed the following actions take place: (i) development of a Fiscal Management Plan
(FMP) to generate a substantial recurring financial benefit; and
(ii) review of all Federal aid programs to ensure the State is maximizing the aid to which it is entitled and identify Federal changes that, if enacted, would increase Federal financial support for programs in New York.

          As part of the FMP, statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force. All State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. Agencies will also be conducting a comprehensive review of all existing and new State contracts, fleet management practices, and equipment purchases. They will also continue a comprehensive management assessment of current agency operations in order to identify opportunities where, through increased administrative flexibility, statutory changes or other means, agencies can achieve greater productivity, improve services and reduce costs. Savings from these measures should provide a hedge against risk for the remainder of the fiscal year and help reduce next year's budget gap.

          In addition, DOB is working with state agencies to prepare a package of savings measures to be submitted to the Legislature for consideration in the Fall of 2003. The package, which is still under development, is expected to include the "clean-up" bill of 2003 already passed by the Senate related to the 2003-04 budget bills, and other measures intended to reduce costs or generate savings.

Current Fiscal Year
-------------------

          The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

          The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

          The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2,3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from the Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions is expected to keep the 2003-04 budget in balance.

2002-03 Fiscal Year
-------------------

          In the revised 2002-03 Financial plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily-created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminated the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

          After these actions the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."

          The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

          General Fund receipts and transfers from other funds totaled $3.7 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).


2001-02 Fiscal Year
-------------------

          The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

          General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

          General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 Fiscal Year
-------------------

          The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

          In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

          The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

          General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the third largest when measured by income share. This sector tends to offer low-income employment, particularly within the retail trade industry.

          New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has substantially improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2002, there were 17 Authorities that had outstanding debt of $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

          In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding.

          The State may also enter into statutorily authorized contingent contractual-obligation financing under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged, or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2003-04 fiscal year. For instance, pursuant to legislation enacted in 1985, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The legislative authorization to issue bonds under this program expired on March 1, 1998, but in 2002 legislation was enacted to allow certain eligible secured hospital borrowers with outstanding secured hospital debt to refinance and extend the maturity of their debt. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2003-04 fiscal year.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

          State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Programs"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.


          The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-2004 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-2004 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. The 2003-2004 Financial Plan assumes the successful implementation of fare increases on the transit and commuter systems and toll increases on TBTA's bridges and tunnels, all of which increases have become effective. However, an action challenging the fare increases was filed in Supreme Court and the judge has ordered MTA to roll back the transit and commuter fare increases; that order is presently stayed pending a hearing in the Appellate Division. Subsequently, an action was filed challenging the bridge and tunnel toll increases; no decision has been rendered. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

          The currently approved 2000-04 Capital Programs assume the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.


          There can be no assurance that all necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-04 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.


Certificates of Participation
-----------------------------

          The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

          As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

          To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc. in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

          For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

          For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

          The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

          On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification.

          The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-2004. The modification included further reductions in planned agency spending, revenue increases, and City proposals that required approval by the State ($1.7 billion) and Federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumed a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan did not include wage increases for any City employees beyond the current round of collective bargaining and did not make any assumptions regarding State aid provided in the Governor's Executive Budget.

          On April 15, 2003 the City released the Executive Budget for FY 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in FY 2003-2004. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

          The City has recognized $2.7 billion in State assistance as a result of the FY 2003-04 State Budget that was enacted in May of 2003.


          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

          Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year, or hereafter.


          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.

          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

          The following is based on information obtained from an Official Statement, dated July 1, 2003, relating to
$1,718,580,000 State of California Various Purpose General
Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provision of services from tax proceeds to non-tax proceeds.


          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of May 1, 2003, the State had outstanding
$29,636,682,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,877,499,000 of long-term general obligations bonds. This latter figure consists of $13,136,140,000 of authorized commercial paper notes and $11,741,359,000 of other authorized but unissued general obligation debt.

          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds on April 15, 2003 to inaugurate this program.

          Substantial new bond authorizations were approved by the voters on March 5, 2002 ($2.8 billion) and November 5, 2002 ($18.6 billion). The Legislature has also approved another $22 billion of bond authorizations to be placed on the ballot in 2004. Additional bond proposals may be added in 2004.

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,734,133,523 General Fund-supported lease-purchase debt outstanding as of May 31, 2003.

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued a total of $12.5 billion of 2002-03 RANs in October and November of 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RANs issued in June 2002. While the State believed when the 2002 RANs were issued that it would have sufficient cash resources in June 2003 to pay the debt service due, circumstances since that time have reduced the State's cash position to such an extent that the debt service cannot be paid without further borrowing. Accordingly, the State Controller issued $10.965 billion of RAWs on June 18, 2003 to provide enough additional cash to pay the debt service due on the 2002 RANs and to pay other State obligations coming due in the first months of the 2003-04 fiscal year.

Prior Fiscal Years' Financial Results
-------------------------------------

          Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

          The economy grew strongly between 1994 and 2000 and, as a result, the General Fund took in substantially greater tax revenues (a total of more than $16 billion over these five years) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


Fiscal Year 2001-02 Budget
--------------------------

          The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

          The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

          The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

          The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget
--------------------------

          The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

          The May Revision to the 2002-03 Governor's Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

          The 2002 Budget Act was signed by the Governor on September 5, 2002. The budget bill passed by the Legislature did not differ substantially from the Governor's May Revision proposal. The Governor only vetoed $219 million of General Fund expenditures from the budget bill passed by the Legislature. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes.

          As described below under "Continuing Budget Shortfall," the revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the 2003-04 May Revision, released on May 14, 2003, revenues and transfers in 2002-03 will be $70.8 billion, with expenditures of $78.1 billion, resulting in a cumulative budget deficit through June 30, 2003, of about $10.7 billion. As part of the May Revision the Governor proposed
o eliminate that deficit by issuing long-term bonds and the Administration accordingly has accrued the bond proceeds in fiscal year 2002-03, so that the estimate for the June 30, 2003 Special Fund for Economic Uncertainties ("SFEU") balance is now effectively zero.

          Continuing Budget Shortfall. Within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for the 2002-03 fiscal year were substantially overstated. In mid-November 2002, the Legislative Analyst issued a report (the "LAO Report") indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of the 2002-03 fiscal year (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit over $21 billion by the end of the 2003-04 fiscal year. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured), there would, unless corrective actions were taken, continue to be a substantial deficit between revenues and expenditures, in a potential range from $12-16 billion annually, through at least fiscal year 2007-08. In the summer of 2002, the Governor notified all State agencies to prepare 2003-04 budget proposals for a minimum of 20 percent cut in funding. On November 21, 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities.

          Shortly after the LAO Report was released, the Governor announced that the Administration also projected a substantial budget gap in 2002-03 and 2003-04, and he called a special session of the Legislature to begin on December 9, 2002, to consider legislation for midyear spending cuts and other budgetary actions. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April, 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) are for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System.

          The Governor has revised his budget proposals to address the limited actions taken by the Legislature since the release of the Governor's Budget. These new proposals are described below under "Fiscal Year 2003-04 Budget."

Fiscal Year 2003-04 Budget
--------------------------

          The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

          The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

          The Administration proposed the following major actions to close the $34.6 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined:

     1. Expenditure reductions totaling $20.7 billion. This amount included reductions of $6.2 billion for K-12 education, $2.1 billion for higher education, $3.3 billion for health and human services, and $2.7 billion for general government. This amount also included $4.2 billion of savings from reducing the vehicle license fee backfill to cities and counties.

     2. General Fund savings totaling $8.2 billion due to the realignment of various programs, including Mental Health and Substance Abuse, Children and Youth, Healthy Communities, Long-Term Care and Court Security. Under realignment, the responsibility for these programs would be transferred to the cities and counties, and the State-local cost ratios for some programs would be changed.

     3. Fund shifts from the General Fund to other fund sources totaling $1.9 billion ($816 million included in the Mid-Year
Spending Reduction Proposals).

     4. Transfers and other revenue of $2.1 billion. This amount included $1.5 billion from revenue sharing agreements that are anticipated to result from compact negotiations with the Indian tribes.

     5. Loans and borrowing of $1.7 billion. This amount included
$1.5 billion from pension bonds or a loan to fund the 2003-04 retirement obligations to Ca1PERS and Ca1STRS.

          The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts by the LAO, compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.

          On May 14, 2003, the Governor released the May Revision to the Governor's Budget (the "May Revision") which provided the latest revenue and economic forecasts, and revised budget proposals for fiscal year 2003-04. The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the Governor's Budget estimate of $73.1 billion. This results mostly from loss of $2 billion of revenues due to the cancellation of the sale of tobacco securitization bonds in April 2003. Otherwise, tax revenues for the second half of 2002-03 have been very close to the Governor's Budget projections, with some weakness in personal income tax offset by stronger than projected corporation tax receipts. Personal income tax withholding, however, which can be indicative of future economic performance, has been slightly above earlier projections. The May Revision, therefore, has slightly increased the projections for tax revenues for 2003-04.

          As a result principally of the loss of the tobacco securitization proceeds, the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision has increased the estimated budget gap from $34.6 billion to $38.2 billion. The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The most significant changes are the following:

     1. A proposal to eliminate $10.7 billion of the accumulated budget deficit as of June 30, 2003 by issuing bonds during fiscal year 2003-04. The bonds would be repaid from a temporary one-half cent sales tax increase estimated to generate about $1.7 billion in 2003-04 and $2.4 billion in 2004-05. Once the bonds are repaid, the sales tax increase would automatically be terminated. These bonds would have to be authorized by new legislation, which is presently under consideration along with other budget-related bills.

     2. Elimination of most of the local government realignment proposal, leaving only about $1.7 billion for transfer of certain mental health, child abuse prevention and child welfare and adult welfare programs to counties. To fund this shift, the Governor proposed increases in tobacco taxes of 23 cents per pack in 2003-04 and an additional 40 cents per pack in 2004-05, and the creation of a single new 10.3% personal income tax bracket for the highest income taxpayers. The remainder of the realignment proposals are under consideration in the 2003 legislative session for implementation in 2004-05.

     3. Reduction of about $2 billion from the total program cuts and savings, allowing restoration of funding for a number of education, public safety and health programs.

     4. A variety of other proposals for funding shifts, transfers and borrowing (aside from the deficit financing bonds) remain in the May Revision proposals. This includes the previously-mentioned pension bond issue, now estimated in the amount of $1.9 billion. The pension bonds have been authorized in statute, and by the Pension Bond Committee, which is the issuer of such bonds. A validation lawsuit is underway.


Economic Overview
-----------------

          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing 290,000 jobs between March 2001 and January 2002. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay area.

          The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

CONNECTICUT PORTFOLIO
---------------------

          The following is based on information obtained from an Official Statement, dated October 1, 2003, relating to $200,000,000 State of Connecticut General Obligation Bonds (2003 Series E), the Information Supplement to the Annual Information Statement of the State of Connecticut dated September 23, 2003, and the Annual Information Statement of the State of Connecticut dated December 1, 2002, as modified February 28, 2003.


Budget for Fiscal Years 2003-2004 and 2004-2005
-----------------------------------------------


          On August 16, 2003, Governor Rowland signed into law Public Act No. 03-1 of the June 30 Special Session. On August 20, 2003, the Governor signed into law Public Act No. 03-3, Public Act No. 03-4 and Public Act No. 03-6 of the June 30 Special Session. These four public acts constitute the budget for fiscal years 2003-2004 and 2004-2005. For fiscal year 2003-2004, the budget anticipates revenues of $12,452.1 million and expenditures of $12,452.0 million, resulting in a surplus of $0.1 million. For fiscal year 2004-2005, the budget anticipates revenues of $12,967.1 million and expenditures of $12,966.9 million, resulting in a surplus of $0.2 million.

          Pursuant to Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the budget for fiscal year 2003-2004 remains $381.2 million below the expenditure cap and for fiscal year 2004-2005, $115.4 million below the expenditure cap.

          The budget includes approximately $570 million in net revenue enhancements for the 2003-2004 fiscal year and $550 million for the 2004-2005 fiscal year while reducing expenditures from current services by approximately $715 million for the 2003-2004 fiscal year and $1,160 million for the 2004-2005 fiscal year.

          The most significant revenue changes include: (1) an increase in the personal income tax by reducing the property tax credit from $500 to $350 and the elimination of the minimum $100 property tax credit for expected revenues of $112.0 million in fiscal year 2003-2004 and $112.2 million in fiscal year 2004-2005; (2) repeal of the sales tax on hospital services, newspapers and magazines, and advertising services for a revenue loss of $123.4 million in fiscal year 2003-2004 and $139.2 million in fiscal year 2004-2005; (3) the imposition of a 25% surtax on corporations in income year 2004, in addition to other modifications, which are expected to yield $90 million in fiscal year 2003-2004 and $68 million in fiscal year 2004-2005; (4) the imposition of a temporary estate tax estimated to raise $55 million in fiscal year 2004-2005 should the state fail to receive extraordinary federal assistance similar to that contained in the federal Jobs and Growth Tax Relief Reconciliation Act of 2003; and (5) an increase of $50 million in each year of the biennium in revenue resulting from a decrease in funds that will be set aside for grants paid to municipalities under the Mashantucket Pequot and Mohegan grant. The budget also anticipates several one-time revenue transfers, the most significant of which are as follows: (1) $250.1 million in additional federal revenue in fiscal year 2003-2004 due to the federal Jobs and Growth Tax Relief Reconciliation Act of 2003; (2) $144.0 million in fiscal year 2003-2004 from a securitization of a portion of the Energy Conservation and Load Management Fund; (3) $300 million in fiscal year 2004-2005 that may come from the securitization of a portion of tobacco related revenue from the Master Settlement Agreement with states; and (4) $25 million in each year of the biennium from a securitization of a portion of the Clean Energy Fund.

          The most significant expenditure reductions from current services include: (1) savings of $153.3 million in fiscal year 2003-2004 and $140.4 million in fiscal year 2004-2005 due to an early retirement incentive program (ERIP) taken advantage of by approximately 3,500 general fund employees; (2) savings of $124.4 million in fiscal year 2003-2004 and $144.1 million in fiscal year 2004-2005 due to the layoff of approximately 2,000 general fund employees; (3) modifications to the Education Cost Sharing Grant, resulting in savings of $68.3 million in fiscal year 2003-2004 and $135.3 million in fiscal year 2004-2005; (4)
savings of $67.3 million and $109.8 million, respectively, in fiscal year 2003-2004 and fiscal year 2004-2005, from the elimination of rate increases for certain medical providers; and
(5) the removal of funding for unsettled collective bargaining contracts of $58.3 million in fiscal year 2003-2004 and $117.1 million in fiscal year 2004-2005.


Fiscal Year 2000-2001 Operations
--------------------------------

          The adopted budget for fiscal year 2000-2001 anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million resulting in a projected surplus of $0.5 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2000-2001 fiscal year General Fund revenues of $12,041.9 million, General Fund expenditures of $11,411.0 million and an estimated operating surplus of $630.9 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $760.6 million from the enacted budget plan, mostly from Personal Income Tax, Federal Grants, Sales and Use Tax, and Corporation Tax.

Fiscal Year 2001-2002 Operations
--------------------------------

          The adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million resulting in a projected surplus of $0.1 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2001-2002 fiscal year General Fund revenues of $11,651.7 million, General Fund expenditures of $11,953.4 million and an estimated operating deficit of $301.7 million. Estimated revenues have been revised downward by $242.4 million from the enacted budget plan and estimated expenditures have been revised upward by $59.4 million. Revenues have been revised downward primarily due to weakness in the personal income tax, the sales and use tax, and inheritance and estate collections. Expenditures have been revised upward primarily due to deficiencies in various state agencies.

Fiscal Year 2002-2003 Operations
--------------------------------

          The adopted Midterm Budget Adjustments for the 2002-03 fiscal year anticipated General Fund expenditures of $12,091.8 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to the estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates of revenues and expenditures by the twentieth day of each month to the Controller for use by the Comptroller in preparing the Comptroller's monthly report. Per the Comptroller's monthly report for the period ending January 31, 2003, based on the estimate of the Office of Policy and Management, there was an estimated $628.3 million budget deficit for the 2002-2003 fiscal year. The deficit was comprised of an estimated $387.6 million revenue shortfall and $240.7 million in higher than anticipated expenditures. The shortfall in revenue was primarily due to lower personal income tax collections, down $421.0 million and the sales and use tax, down $81.9 million. These shortfalls were partially offset by higher than anticipated collections under the corporation tax and from federal grants. The expenditure increases were due primarily to deficiencies in the Department of Social Services and the fact that the Administration was no longer anticipating savings of $94 million in union concessions.

          On February 28, 2003, Governor Rowland signed into law Public Act 03-2. This act included numerous tax and expenditure changes aimed at mitigating the projected budget deficit. Despite the deficit reduction plan approved by the legislature and Governor, the State ended the 2002-2003 fiscal year with a deficit. In the annual preliminary estimate provided by the Comptroller, as of June 30, 2003, General Fund revenues were estimated at $12,016.0 million, General Fund expenditures and miscellaneous adjustments were estimated at $12,120.1 million and the General Fund deficit for the 2002-2003 fiscal year was estimated at $104.1 million. The amount of the General Fund deficit is only an estimate and no assurances can be given that subsequent estimates will not change the final result of the fiscal year 2002-2003 operations of the General Fund. It is anticipated that the fiscal year 2002-2003 deficit will be financed with the proposed issuance of five-year Economic Recovery Notes.

Economic Overview
-----------------


          Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut has a high level of personal income, with per capita income among the highest in the nation, a result of relatively high paying manufacturing jobs along with a higher portion of residents working in the non-manufacturing sector in such areas as finance, insurance and real estate, as well as educational services.

          For 2001, Connecticut experienced a 0.63 percent decline in its non-agricultural employment compared with a 0.16 percent growth for the nation. The largest employment sectors are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 2001, the unemployment rate in the state was 3.3 percent compared to 4.8 percent for the nation. However, there are still areas of very high unemployment throughout the state, especially in the larger urban centers.

          Connecticut has a high level of personal income. Historically, its average per capita income has been among the highest in the nation. For 2000, Connecticut's average per capita income was 137.5 percent of the national average. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.

State Indebtedness
------------------

          There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

          The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

          Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

          Connecticut is a high debt state. Net state bonded debt increased to $8.5 billion at the end of fiscal year 2002. This represented a 8.0 percent or $700 million increase over the previous year. Per capita net bonded debt has now reached $2,479. In addition to debt on bonds, the state has unfunded pension obligations, unfunded payments to employees for compensated absences, unfunded workers compensation payments, and capital leases.

Litigation
----------

          The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO
--------------------

          The following is based on information obtained from an Official Statement, dated September 16, 2003, relating to
$1,500,000,000 State of New Jersey Tax and Revenue Anticipation
Notes, Series Fiscal 2004A.

Economic Climate
----------------

          New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51 percent and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

          The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

          During 2002, New Jersey's economy continued at a sluggish pace similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since 1993 and was well below the 2.4% growth in 2001. Employment in 2002 decreased by 0.1%.

          Most of the job losses in 2001 were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001.

          Personal income growth in New Jersey moderated to 4.5% in 2001, substantially below the record pace of 8.2% in 2000. As a result, retail sales rose by 7.0%, compared to almost 9.0% in 2001. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 2001, home building decreased by 16% from the 2000 level.

          New Jersey's unemployment rate rose to 4.2% in 2001, a rate below the national rate.

          Economic forecasts as of May 2003 for the national and State economies project a modest recovery in 2003. The Beige Book, released by the Federal Reserve Board on June 6, 2003, shows that the economy continued to improve in May.

          New Jersey's economy is expected to follow the national trend in 2003. Employment growth is projected to remain below 1% in 2003. Personal income growth in New Jersey is expected to grow modestly in 2003. Housing starts are expected to ease slightly after another strong year in 2002. New vehicle registrations are projected to moderate but remain close to 600,300 units in 2003 and 2004. Inflation is expected to remain modest, below 3% in 2003 and 2004. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and increasingly stable financial markets.

Financial Condition
-------------------

          The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

          Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

          For the fiscal year ended June 30, 2002, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds were $292.3 million, a decrease of approximately $1 billion from fiscal year 2001. The undesignated fund balances for all funds are projected to be $251.5 million for fiscal year 2003. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, are estimated to be $16.13 billion for fiscal year 2003 and are projected to be $16.36 billion in fiscal year 2004.


State Indebtedness
------------------

          The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

          Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2003 there were approximately $699,465,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

          In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2003, there were approximately $5,033,355,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

          Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2003 there were approximately $209,997,869 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

          Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2003, there were approximately $2,739,434,183 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

          The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2003, there were approximately $500,145,000 aggregate principal amount of Market Transition Bonds outstanding.

          The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2003 stood at an aggregate principal amount of $1,022,881,057. Of this total, $88,190,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $813,366,057 and $121,325,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

          At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

          The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

          In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

VIRGINIA PORTFOLIO
------------------

          The following is based on information obtained from an Official Statement, dated June 1, 2003, relating to $178,155,000
Commonwealth of Virginia General Obligation Bonds, Series 2003A.

Economic Climate
----------------

          The Commonwealth's 2002 population of 7,293,542 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2002 population density was 184.2 persons per square mile, compared with 81.5 persons per square mile for the United States.

          The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

          The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2002 population of 2,322,200. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

          According to the U.S. Department of Commerce, Virginians received over $233 billion in personal income in 2001. This represents a 73.6 percent increase over 1992 while the nation as a whole experienced a gain of 67.8 percent for the same period. In 2001, Virginia had per capita income of $32,431, the highest of the Southeast region and greater than the national average of $30,472. From 1991 to 2001, the Commonwealth's 4.4 percent average annual rate of growth in per capita income was slightly higher than the national growth rate of 4.3 percent. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

          More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 32.7 percent of nonagricultural employment in 2001, and has increased by 27.7 percent from 1997-2001, making it the fastest growing sector in the Commonwealth. Wholesale and retail trade is also a significant employment sector, accounting for 21.7 percent of nonagricultural employment in 2001. Employment in the manufacturing sector decreased 8.1% from 1997 to 2001. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing.

          Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 2001, an average of 3.5 percent of Virginia's citizens were unemployed as compared with the national average which was 4.8 percent.

          Virginia is one of 21 states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

          Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition
-------------------

          The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2002, $632,969,000 was on deposit in the Revenue Stabilization Fund. In addition, $472,400,000 of the General Fund balance on June 30, 2002 was reserved for deposit in the Revenue Stabilization Fund.

          Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

2000-2002 Appropriations
------------------------

          On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

          The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

          On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12,2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

2002-2004 Appropriations
------------------------

          On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

          On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until fiscal year 2005, and increasing the across-the-board cuts to seven percent in fiscal year 2003 and eight percent in fiscal year 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

          The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002.

          On December 20, 2002, Governor Warner presented to the General Assembly his proposed amendments to the 2002 Appropriation Act affecting the remainder of the 2002-2004 biennium *HB 1400). The amendments reflected the Governor's priorities of funding only necessary spending items: protecting public education from reductions; maintaining core services in the areas of law enforcement, safety net programs, and transportation; re-examining state government to determine how effectively it serves Virginia citizens and how efficiently it provides needed services; continuing Virginia's long tradition of fiscal responsibility; and maintaining to the extent practical, structural balance in the budget. Following further amendments, HB 1400 was enacted into law on May 1, 2003.

          On August 19, 2002, Governor Warner addressed members of the General Assembly concerning a general fund revenue shortfall for fiscal year 2002 and a revised (downward) revenue forecast for the 2002-04 biennium. For the 2002 fiscal year, total general fund revenues declined 3.8 percent from the prior year. A 1.7 percent decline had been projected. As a result, the Commonwealth ended fiscal year 2002 with revenue collections $237 million below the official forecast.

          On September 25, 2002, the Governor reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion. The Governor also reported the receipt of agency plans for general fund expenditure reductions of up to 15 percent for the current biennium. Reductions in state agency budgets in excess of 15 percent require General Assembly approval.

          On October 15, 2002, the Governor directed agencies to begin implementing reductions amounting to $857.7 million over the 2002-2004 biennium. Of this amount, general fund reductions totaled $725.1 million and averaged 10.4 percent for the biennium. Nongeneral fund reductions totaled $132.6 million and averaged 11.6 percent. The Governor pointed out that the actions he took resolved only about half of the budget shortfall, and reported that he would develop further proposed actions to be included in his proposed amendments to the 2002-2004 biennial budget.

          On December 20, 2002, Governor Warner presented to the General Assembly his proposed amendments to the 2002 Appropriations Act affecting the remainder of the 2002-2004 biennium (HB 1400). The amendments reflected the Governor's priorities of funding only necessary spending items: protecting public education from reductions; maintaining core services in the areas of law enforcement, safety net programs, and transportation; re-examining state government to determine how effectively it serves Virginia citizens and how efficiently it provides needed services; continuing Virginia's long tradition of fiscal responsibility; and maintaining to the extent practical, structural balance in the budget. Following further amendments, HB 1400 was enacted into law on May 1, 2003.

Litigation
----------

          The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

FLORIDA PORTFOLIO
-----------------

          The following is based on information obtained from an Official Statement, dated April 15, 2003, relating to
$109,770,000 State of Florida, Department of Management Services,
Florida Facilities Pool Revenue Refunding Bonds, Series 2003A.

Economic Climate
----------------

          Florida is the fourth most populous state in the nation with a population of 16.66 million as of April 1, 2002. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. From 1990 to 2000, U.S. population increased about 1.0% annually, while Florida's population averaged a 2.1% annual increase.

          Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (18-64) grew by approximately 24%, representing 59.6% of the total population in 2000. The population aged 65 and older grew by 18.6% during the same period, representing 17.5% of the total population in 2000.

          Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been slightly higher than the national average for many years. From 1992 to 2001, Florida's total personal income grew by 70% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 61% and 45%, respectively.

          Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

          Between 1990 and 2000, Florida's working age population (18-64) increased by approximately 23.7% and the number of employed persons increased 20.2%. In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. In 2001, services constituted 37.6% and trade 24.6% of the State's total nonfarm jobs.

Fiscal Matters
--------------

          The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

          Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

          The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

          For fiscal year 1999-2000, the estimated General
Revenue plus Working Capital and Budget Stabilization funds available totaled $20,133.9 million, a 3.3% increase over 1998-99. The $18,555.2 million in Estimated Revenues represented a 4.4% increase over the analogous figure in 1998-99.

          For fiscal year 2000-2001, the estimated General
Revenue plus Working Capital and Budget Stabilization funds available totaled $21,359.0 million, a 3.7% increase over 1999-2000. The $19,320.7 million in Estimated Revenues represented a 3.1% increase over the analogous figure in 1999-2000.

          For fiscal year 2001-2002, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,519.3 million, a .7% increase over 2000-2001. The $19,228.2 million in Estimated Revenues represented a 0.3% increase over the analogous figure in 2000-2001.

          For fiscal year 2002-2003, the estimated General
Revenues plus Working Capital and Budget Stabilization Funds available total $21,635.5 million, roughly the same as for fiscal year 2001-2002. The $19,867.0 million Estimated Revenues represent a 3.3% increase over the analogous figure in 2001-2002.

          The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO
-----------------------

          The following was obtained from an Official Statement, dated September 24, 2003, relating to $550,000,000 General
Obligation Bond Anticipation Notes, 2003 Series A.

Economic Climate
----------------

          Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, and was below the national average, from 1992 to 1997 Massachusetts tracked the U.S. growth rate quite closely. In 1999 and 2000, the pace of growth was faster than the nation as a whole.

          Per capita personal income for Massachusetts residents is estimated to have been $39,244 in 2002, as compared to the national average of $30,941. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

          The Massachusetts services sector, with 36.9 percent of the non-agricultural work force in December 2002, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. Wholesale and retail trade represent 22.4% of non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0%. In 2001, employment levels in all but two industries increased or remained constant.

          While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2002 was 5.3%, compared to 5.8% for the nation.

          The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2001, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed almost 65% of the total Massachusetts Gross State Product.

          The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition
-------------------

          Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

          Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

          Debt service expenditures of the Commonwealth in Fiscal Years 1999-2002 were $1,176.1 million, $1,114.6 million, $599.7 million and $1,219.0 million, respectively, and are projected to be $1,204.8 million for fiscal year 2003. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.


2002 Fiscal Year
----------------

          On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal called for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represented the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represented a $245 million, or 1.1%, increase over estimated total fiscal year 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal year 2002 were estimated to be $22.639 billion. The Governor's budget submission represented a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal year 2001. The Governor's proposal projected a fiscal year 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

          The Governor's budget recommendation was based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represented a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal year 2002 estimate reflected a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000.

2003 Fiscal Year
----------------

          On January 23, 2002, Acting Governor Swift filed her fiscal year 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion. The Acting Governor's budget recommendation represents a $717 million, or 3.1%, increase over the current fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal year 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million. Fiscal year 2003 ending balances will change depending on how fiscal year 2002 ending balances finish.

          The Acting Governor's January 23, 2002 budget recommendation was based on a tax revenue estimate of $15.615 billion, inclusive of $686.9 million of sales tax receipts dedicated to the MBTA. This amount represented a 5.1% baseline increase from fiscal year 2002 tax revenues, estimated at the time to be $15.405 billion. Fiscal year 2002 and fiscal year 2003 tax revenues are now anticipated to be considerably lower than the estimates available at the time of the fiscal 2003 year budget recommendation.

          On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal year 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal year 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal year 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

          On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal year 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

          On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal year 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

2004 Fiscal Year
----------------

          On June 20, 2003, the Legislature passed the fiscal 2004 General Appropriations Act ("2004 Fiscal GAA"). This was the first time in several fiscal years that the Commonwealth's annual budget was enacted by the beginning of the fiscal year. The fiscal 2004 GAA was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 GAA relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003," of which $55.0 million is increased FMAP to be transferred to the Uncompensated Care Pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

          The fiscal 2004 GAA budgeted $22.332 billion for programs and services. After review of the GAA, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, Governor Romney vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 GAA. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The GAA, including veto overrides, budgeted $5.921 billion for Medicaid, $3.900 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage to the PRIM Board in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 GAA total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and federal reimbursements.

          The Administration now plans to draw down a total of approximately $271.0 million in federal dollars available from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003" in fiscal 2004, which amount includes $100.0 million budgeted in fiscal 2004 GAA. This amount is comprised of $215.9 million in general fiscal relief plus $55.0 million in FMAP funds.

          In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between fiscal years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2% percent. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2%.

          During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 2003, approximately 22.6% of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

          During fiscal years 1999, 2000, 2001, 2002 and 2003,
Medicaid expenditures of the Commonwealth were $3.856 billion, $4.305 billion, $4.642 billion, $5.259 billion and $5.778 billion, respectively. The average annual growth rate from fiscal year 1999 to fiscal year 2003 was 11%. The Executive Office for Administration and Finance estimates that fiscal year 2004 Medicaid expenditures will be approximately $6.414 billion, an increase of 11% from fiscal year 2003.

          The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capita expenditures low.

Litigation
----------

          There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

PENNSYLVANIA PORTFOLIO
----------------------

          The following was obtained from an Official Statement, dated May 20, 2003, relating to the issuance of $826,015,000
Commonwealth of Pennsylvania General Obligation Bonds, Second
Series of 2003.

Economic Climate
----------------

          The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

          Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity in 2001. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

          Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

          Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

          Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

          The Commonwealth is highly urbanized. Of the Commonwealth's 2002 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, the highest ever,
12.33 million people in 2002, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

          Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an annual rate of 1.0%.
This rate compares to a 1.0% rate for the Middle Atlantic Region and 1.8% for the U.S. during the same period.

          Non-manufacturing employment in Pennsylvania has increased in recent years to 85.1% of total employment in 2002. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 14.9% of 2002 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2002, the services sector accounted for 33.9% of all non-agricultural employment while the trade sector accounted for 22.3%.

          Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-sixth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 9.9% of Pennsylvania manufacturing employment but only 1.4% of total Pennsylvania non-agricultural employment in 2002.

          Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.1% in 1993. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of February 2003, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 6.2%.

          Personal income in the Commonwealth for 2002 was $291.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on the 2002 personal income estimates, per capita income for 2002 was at $31,727 in the Commonwealth compared to per capita income in the United States of $30,941.

          The Commonwealth's 2002 average hourly wage rate of $15.99 compares favorably to the national average of $14.77 for 2002.

Financial Condition
-------------------

          The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

          Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

          Fiscal Year 2002. Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

          Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

          Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

          Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001.

          Fiscal Year 2001. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

          Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting the recent trend of falling business profits, declined by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

          Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7% over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal Year 2000. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal year 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal year 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

          Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal year 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included (i) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and (v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

          Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

          Fiscal Year 2002. At June 30, 2002, the General Fund reported a fund balance of $2,902.3 million, a decrease of $1,582.7 million from the reported $4,485.0 million fund balance at June 30, 2001. On a net basis, total assets decreased by $490.3 million to $7,692.9 million. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because of a mandatory change in how taxes receivable are financially reported. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

          The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

          The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. While a very large number in absolute terms, the General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund, previously financially reported as a General Fund fund balance reservation. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly-established Tobacco Settlement Fund during fiscal year 2002. General Fund fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

          Fiscal Year 2001. For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8,183.2 million, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4,485.0 million as of June 30, 2001. The unreserved undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year.

          Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

          Fiscal Year 2000. During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

          Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

City of Philadelphia
--------------------

          Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000
Census.

          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

          No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in special revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

          The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

          Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, an increase of $643.1 million from June 30, 2001. Over the 10-year period ending June 30, 2002, total outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8%.

          Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

OHIO PORTFOLIO
--------------

          The following is based on information obtained from a Preliminary Official Statement, dated July 29, 2003, relating to
$200,000,000 State of Ohio Common Schools General Obligation
Bonds, Series 2003 B.

Economic Climate
----------------

          Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

          Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000, Ohio ranked seventh in the nation with approximately $373 billion in gross state product and was third in manufacturing with an approximate value of $89 billion. As a percent of Ohio's 2000 gross state product, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2001 merchandise exports totaling $27 billion. The state's two leading export industries are machinery and motor vehicles, which together accounted for 60% of the value of Ohio's merchandise exports.

          Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarter state.

          Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

          With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.86 billion represented 3.1% of total U.S. crop production value. In 2000, Ohio's agricultural sector total output reached $5.5 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.1 billion.

Financial Condition
-------------------

          Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

          The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in both years of the 2002-03 biennium and some prior Fiscal years.

          Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of $52,338,000. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund (BSF), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF has a current balance of $180,705,000, after prior appropriation for the 2002-03 biennium of the entire July 1, 2001 BSF balance of $1,015,595,000.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

          The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

          Census figures for 2001 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 6%. The highest potential aggregate of State and permissive local sales taxes is currently 9%, and the highest currently levied in any county is 8%. The State gasoline tax was raised two cents on July 1, 2003 to 24 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

          Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively. Based on Fiscal Years 2001 through 2003 financial results, no transfers were made to the Income Tax Reduction Fund for those years.

          Under current law, enacted in May 2002, beginning in July 2005 the State income tax brackets will be indexed to the Gross Domestic Product figures.

          The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

          Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 127 districts.

          Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 through 2001, and moving back to eighth in 2002. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums
----------------

          For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

          In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

          The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

          Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new fiscal years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

          The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving fiscal year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM was authorized by the original appropriations act to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would have been reduced to approximately $855,000,000.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001, OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories, OBM then projected GRF revenue shortfalls for fiscal year 2002 of $709,000,000 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on the then new OBM estimates, including reduced appropriations spending by most State agencies. Then in December, the General Assembly passed legislation, the more significant aspects of which included authorizing the transfer of up to $248,000,000 from the BSF to the GRF during the current biennium, reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, and reducing appropriations spending authorizations for the legislative and judicial branches.

          Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated estimates of GRF revenue shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

          Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, already committed and appropriated to GRF use if needed in fiscal year 2003.

          On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. In late January 2003, the OBM announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor implemented additional spending reductions and also drew upon $193,000,000 of federal block grant aid made available to the state under a law effective May 28, 2003. The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a BSF balance of $180,705,000.

Current Biennium
----------------

          The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed.

          The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reduction), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

          The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including: (i) a one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, (iv) elimination of sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax.

Schools
-------

          In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, both of which would require action by the General Assembly, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001; and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in fiscal year 2004 rather than 2006.

          On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider the September 2001 decision, concluded that the State was not in compliance with the constitutional requirement to provide a "thorough and efficient system of common schools." Efforts to comply with that decision have been the subject of subsequent proceedings in this litigation. Recently, the plaintiffs announced their intention to appeal the case to the U.S. Supreme Court.

Municipalities
--------------

          Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

          There are currently nine municipalities and one township in fiscal emergency status and six municipalities in fiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

          The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

          The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

NORTH CAROLINA PORTFOLIO
------------------------

          The following summary is included for the purpose of providing a general description of credit and financial conditions of North Carolina and is based on information obtained from an Official Statement, dated August 1, 2003, relating to $326,710,000, State of North Carolina, General Obligation Public Improvement Bonds, Series 2003D and 2003E. The summary is not intended to provide a complete description of the state. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material respects. The summary does not provide specific information regarding all securities in which the Fund is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

General Description
-------------------

          The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,711 square miles. During the period from 1991 to 2001 the State experienced a 20.7% increase in population . The State has six municipalities with populations in excess of 100,000 and two municipalities with populations in excess of 250,000.

Economic Characteristics
------------------------

          The economic profile of the State consists of a combination of industry, agriculture and tourism. Nonagricultural wage and salary employment accounted for approximately 3,842,600 jobs in 2002. The largest segment of jobs was approximately 1,648,300 in the service sector. Based on June 2003 data from the United States Bureau of Labor Statistics, the State ranked 11th among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 2002, per capita income in the State grew from $17,295 to $27,541, an increase of almost 60%. The Employment Security Commission estimated the seasonally adjusted unemployment rate in 2002 to be 6.6% of the labor force, as compared with an unemployment rate of 5.8% nationwide. According to the Employment Security Commission, the labor force has grown from 3,468,300 in 1990 to 4,171,500 in 2002, an increase of 20%.

          The labor force has undergone significant changes during recent years. The State has moved from an agricultural economy to a service and goods producing economy. Due to the wide dispersal of non-agricultural employment, North Carolina citizens have been able to maintain to a large extent, their rural habitation practices.

          North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 18% of the total non-agricultural workforce. North Carolina has the seventh highest percentage of manufacturing workers in the nation. The State's manufacturing sector, particularly industrial machinery and equipment, has experienced a decline in foreign exports from approximately $15.7 billion in 1996 to approximately $11.6 billion in 2002. Nevertheless, the State is ranked thirteenth in the nation in export trade. The State leads the nation in the production of textiles, tobacco products and furniture and is among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment.

          More than 800 international firms have established a presence in the State. Charlotte is the second largest financial center in the country based on assets of banks headquartered there. Bank of America Corporation and Wachovia Corporation, two of the nation's five largest bank holding companies, are based in Charlotte.

          Agriculture is another basic element in the economy of the State. Gross agricultural income was in excess of $7.7 billion in 2002, placing the State seventh in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 32% of gross agricultural income in 2002. The pork industry provides approximately 22% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 9% of gross agricultural income. In 2002, the State also ranked third in the nation in net farm income. Nursery and greenhouse products accounted for an increasing share of gross agricultural income, providing approximately 13% in 2002.

          The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

          According to the State Commissioner of Agriculture, the State ranks first in the nation in the productions of all tobacco, flue-cured tobacco, sweet potatoes and turkeys and second in hog production, trout, cucumber for pickles, lima beans, turnip greens and Christmas tree production. The State ranks third in poultry and egg products. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). In 2002, North Carolina's agricultural industry, including food, fiber and forest, contributed over $62 billion annually to the State's economy, accounted for nearly 22% of the State's income and employed approximately 20% of the State's work force.

          On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation to comply with the Consent Decree and to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments. The Governor, pursuant to the budgetary authority, diverted $114 million of the settlement funds to help balance the 2001-2002 fiscal year budget. Subsequent diversions have been made by the General Assembly to support General Fund appropriations ($78 million for the 2002-2003 fiscal year, $66.8 million for the 2003-2004 fiscal year and $65 million for the 2004-2005 fiscal year).

          North Carolina is also one of 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period that began in 1999.

          The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $11.9 billion economic impact in 2001. The North Carolina travel and tourism industry directly supports 196,000 jobs, or 6.3% of total non-agricultural employment.

Government
----------

          State governmental powers are divided among the legislative, executive and judicial branches.

          The General Assembly, the legislative branch, is composed of the 50-member Senate and 120-member House of Representatives and has three major functions: to enact general and local laws governing the affairs of the State, to provide and allocate funds for operating State government by enacting revenue and appropriation laws, and to study regulation and funding aspects of State operations. The main work of the General Assembly is the enactment of legislation. The General Assembly is required by law to meet on a biennial basis, a budget being adopted for each biennium. For the past 20 years the General Assembly has met annually for the purpose of reviewing the State's budget and financial condition.

          The Governor, elected for a four-year term, is the chief officer of the executive branch. He functions as director of the budget, with responsibilities for all phases of budgeting from initial preparation to final execution. He is commander-in-chief of the State military and is chairman of the Council of State, which is composed of the elected officials of the executive branch. The Constitution of the State permits the Governor and Lieutenant Governor to serve two conservative terms. The Governor has the power to veto budgetary and certain other legislative matters.

          The judicial branch administers, through a unified system of courts, the judicial powers of the State in the areas of civil and criminal law.

Revenue Structure
-----------------

          The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund, the Highway Fund and the Highway Trust Fund. The taxes described below produce a majority of the State's tax revenue. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle licenses tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund
------------

          The proceeds of the taxes hereinafter described are deposited in the General Fund.

Tax Revenue
-----------

          Individual Income Tax -- State taxable income is determined by making certain statutory adjustments to federal taxable income. State tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8.25%; the breaking points for the higher marginal tax rates vary according to filing status. The 8.25% rate terminates after December 31, 2003. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

          Corporation Income Tax -- A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the federal taxable net income of corporations such as taxes on income and excess profits and interest on obligations of the United States. Corporations having income both within and without the State apportion their income according to a three factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

          Sales and Use Tax -- A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. Preferential tax rates are also levied on sales, use or rental of specific types of property and services.

          Highway Use Tax on Motor Vehicle Rentals - Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. A 3% highway use tax is levied on the retail sale of motor vehicles with a maximum ceiling of $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles (same maximums per vehicle as described above) purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

          Corporation Franchise Tax -- A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. The bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State.

          Other Taxes -- Other taxes levied for support of the General Fund include a piped natural gas tax, alcoholic beverage tax, insurance tax, estate tax, tobacco products tax, a gift tax, freight car tax, and various privilege taxes.

Constitutional Provision
------------------------

          The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Executive Budget Act
--------------------

          The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The act requires the adoption of a balanced budget. General Statute 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The North Carolina Constitution provides that any such reduction in appropriations shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reductions arises.

State Budget
------------

          The total State budget is supported from four primary sources of funds: (1) General Fund tax and nontax revenue, (2) Highway Fund and Highway Trust Fund tax and nontax revenue, (3) federal funds and (4) other receipts, generally referred to as departmental receipts.

          Federal funds comprise approximately 25% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

          Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sale of goods and services, grants, and various other receipts. These receipts represent approximately 8% of the total State budget.

          All funds presented to and reviewed by the General Assembly and as to which the General Assembly takes dispositive action are considered "appropriated" or authorized by the General Assembly. Expenditures authorized from General Fund Revenue, Highway Fund Revenue and Highway Trust Fund Revenue are referred to as General Fund Appropriations, Highway Fund Appropriations and Highway Trust Fund Appropriations, respectively.

Authorized Biennial Budget
--------------------------

          Pursuant to the State's constitution, the State's budget is established biannually. The current biennium covers the period from July 1, 2001 to June 30, 2003. The budget for each
July 1 to June 30 fiscal year is required to be balanced.

          The General Fund appropriation is supported from four major sources of funds: (1) funds remaining from the previous fiscal year, referred to as the "Beginning Fund Balance": (2) tax revenue, including sales, individual and corporate taxes; (3) non-tax revenue, including court fees and investment income from state funds, and (4) transfers from the Highway Fund and the Highway Trust Fund.

          The General Fund continuation appropriations represent the appropriations necessary to maintain current levels of funding, excluding capital improvements, and provide for mandated increases. The General Fund continuation appropriations include inflationary increases related to medical costs associated with the medicaid programs, and other similar services mandated by State and Federal laws. In addition, other increases are reflected in increased costs associated with public school enrollment and staffing and operating prison facilities or other state facilities expected to be completed in the biennium.

2001-2003 Biennial General Fund Budget
--------------------------------------

          The 2001 Session of the General Assembly established the budget for the current biennium and its two fiscal years.

          The 2001 General Assembly included numerous provisions in the authorized 2001-02/2002-03 biennial budget which were designed to increase General Fund revenues. The Education/Human Services/Mental Health Revenue Initiatives included, among various other provisions, certain broad-based tax adjustments. A major component of the tax adjustments is an increase in the State sales tax rate from 4.0% to 4.5% effective October 16, 2001 to July 1, 2003. This change converts to a local option rate increase in July 2003, after which local tax reimbursements are repealed, saving the State approximately $300 million per year starting with the 2003-04 budget year. Another major component is the enactment of an 8.25% marginal income tax rate on incomes over $200,000 (married filing jointly). This new bracket is in effect for the 2001 through 2003 tax years.

          In addition, in the spring of 2001, the Governor established the Efficiency and Loophole Closing Commission. This Commission was charged with reviewing the existing North Carolina tax preferences to determine those which were no longer achieving their original intended purpose. Based on the Commission's recommendations, the General Assembly eliminated several tax preferences resulting in estimated additional revenues of $61.3 million and $64.3 million for 2001-02 and 2002-03, respectively.

          The General Assembly also reviewed opportunities to accelerate the collection of taxes due. Measures were enacted to accelerate the receipt of withholding, sales, and franchise taxes, as well as to increase compliance with these accelerated payment schedules. These actions are estimated to result in $112.1 million of additional revenue in the 2001-02 fiscal year.

          The Department of Revenue was also given broader authority and resources to collect unpaid tax liabilities. It is estimated that this action will yield $50.0 million annually in debt collections.

          The 2001-02/2002-03 biennial budget for the General Fund includes $30.7 billion of planned expenditures. The majority of funding increases to continue existing service levels are in the education and human services areas. The single largest budget increase, $467.7 million in 2001-02 and $714.2 million in 2002-03, is for the Medicaid program. Other major funding increases include: $93.1 million in 2001-02 for the ABC Incentives Program; $158.6 million in 2001-02 and $255.9 million in 2002-03 for public school enrollment; $28.4 million in 2001-02 and 2002-03 for university enrollment; $10 million in 2001-02 and 2002-03 for community college enrollment; $8 million in 2001-02 and $12.5 million in 2002-03 for the North Carolina Health Choice program; and $15.0 million in 2001-02 for the Industrial Recruitment Competitive Fund.

          The biennial budget for the General Fund authorized funding for several new initiatives. They include $425.2 million in 2001-02 and $40.8 million in 2002-03 for public schools class size reductions; $6.5 million in 2001-02 and 2002-03 for the early childhood programs; and $2 million in 2001-02 and $2.8 million in 2002-03 for tax collection initiatives.

          The General Assembly adopted a compensation package that included an average 2.86% increase for teachers, an average 2.93% increase for principals and assistant principals and a $625 salary increase for all other state employees. In addition, funds were provided to support the employer's share of the increased cost of health insurance for teachers and state employees ($150 million in 2001-02 and $200 million in 2002-03).

          The General Assembly also authorized $47.5 million for a mental health trust fund, $15 million for HIPPA (federal Health Insurance Portability and Accountability Act) implementation, $125 million for the Repair and Renovation Reserve, and $32.9 million to match federal and local funds for water resources development projects.

          In the spring of 2002, the General Assembly convened for its traditional "short session" to review the enacted 2002-2003 fiscal year budget. In September 2002, the General Assembly enacted revisions to the 2002-2003 fiscal year budget.

2003-2005 Biennial General Fund Budget
--------------------------------------

          The General Fund budget for 2003-2004 was signed into law on June 30, 2003. The 2003 General Assembly included provisions that were designed to increase General Fund revenues. The budget continues the State sales tax rate at 4.5% and the 8.25% income tax bracket for an additional two years, diverts a portion of the national tobacco settlement payments, and uses monies left over at the end of the fiscal year. In addition, several streamline and conformity provisions as well as department fees were authorized that increase General Fund availability. Finally, the Department of Revenue was given broader authority and resources to collect unpaid tax liabilities.

          The final budget is $14.775 billion for 2003-04 and $15.505 billion for 2004-05. Overall General Fund operating and capital appropriations would increase by 2.9 percent in 2003-04 from current year levels and 4.9 percent in 2004-05 from recommended 2003-04 levels.

          The majority of funding increases were in the education and human service areas. The budget provides full funding for enrollment increases in the UNC system ($46.6 million), private colleges and universities ($2.8 million), and the community college system ($32 million). In addition, funds are included to hire additional teachers to reduce class size in the second grade ($25.3 million) and to support an additional 2,400 slots to prepare at-risk four year olds for success in school through the More at Four Program ($8.4 million). The budget also provides funds for the annual step increase for public school teachers ($48.1 million) and for ABC bonuses earned in the 2002-03 school year ($96 million).

          The budget provides additional funding for Health Choice ($12.2 million), which will allow all eligible children to receive health care insurance. In addition, expansion funds are provided for the Mental Health Trust Fund ($12.5 million) to facilitate the progress toward mental health reform and the ACCESS program ($1 million) to promote less expensive, preventive care to Medicaid recipients. The budget also provides funds to increase payments for foster care and adoption assistance ($3 million), as well as to establish additional child abuse and neglect investigation teams to help regulate child care providers ($6 million).

          The budget provides over $200 million in 2003-04 to support employee benefit programs. Specifically, it authorizes a $550 one-time compensation bonus for State employees not included on the teacher salary schedule. In addition, the State Health Plan will receive sufficient funds to cover increased employee related health care costs without reductions in benefits. The budget also begins repayment of the funds withheld from the Retirement System in 2000-01 due to the budget crisis.

State Indebtedness
------------------

          The Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State shall have been reduced in the preceding biennium unless the proposed debt is submitted to Revenue Bonds which are payable solely from revenues received from 19 municipalities and approved by the voters at an election.

          The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

          There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve thereof. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

          On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001 for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner federal reservation, an unincorporated geographic area administered by the State through the Secretary of the North Carolina Department of Health and Human Services. The revenue bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system. Neither the faith and credit nor the taxing power of the State or any political subdivision thereof is pledged for the payment of principal of or interest on the revenue bonds.

          The State has $3,053,400,000 of authorized but unissued general obligation bonds. The State anticipates that all or a large portion of these bonds will be issued form time to time over the next several years. The timing and size of such issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the proceeds of such bonds, the State's financial condition at the time bonds are proposed to be issued and market conditions.

          The State explores from time to time debt financing options other than the issuance of general obligation bonds. The State may consider other financing options, such as lease-purchase or installment purchase financing, under appropriate circumstances. Authorization was obtained from the General Assembly in 2002 for the State to enter into a financing agreement involving the issuance of up to $50 million in certificates of participation for guaranteed energy savings contracts on State buildings. In 2003 authorization was obtained to enter into additional financing agreements or special indebtedness.

Pending Litigation
------------------

          There are several cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

          The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

----------------------------------------------------------------
                     INVESTMENT RESTRICTIONS
----------------------------------------------------------------

          Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

          A Portfolio (applies to all Portfolios except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios):

          1. May not purchase any security which has a maturity date more than one year(1) (397 days in the case of the New Jersey and Virginia Portfolios) from the date of such Portfolio's purchase;
_______________
(1) Which maturity, pursuant to the Rule 2a-7, may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

          2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

          3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

          4. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;(2)
_________________
(2) To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7. As a matter of operating policy, pursuant to Rule 2a-7, The General Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject, with respect to the General Portfolio, to not investing more than 10% per issuer) of its total assets in the first tier securities of a single issuer for a period of up to three business days. Each remaining Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of each such Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Fundamental policy (i) described herein with respect to the General Portfolio and (ii) with respect to all other Portfolios, would give the Portfolios the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

          5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
               Government, its agencies or instrumentalities;

          6. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

          7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

          8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

          9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,(3) or (ii) with a particular vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or
_________________
(3) As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

          10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
               (h) act as an underwriter of securities.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS
---------------------------------------------------------------

            THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES
OF THE MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA
PORTFOLIOS:

          Each Portfolio:

          1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

          2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

          3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

          4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

          5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

          6. May not act as an underwriter of securities.

          In addition, the Pennsylvania, Ohio and North Carolina
Portfolios may not issue senior securities except to the extent permitted by the 1940 Act.

          NON-FUNDAMENTAL POLICIES (MASSACHUSETTS, PENNSYLVANIA,
OHIO AND NORTH CAROLINA PORTFOLIOS)

          The following policies are not fundamental and may be changed by the Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction. The Portfolio:

          1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(4) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

________________
(4) As a matter of operating policy, pursuant to Rule 2a-7, each Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Non-fundamental policy #1 described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

          2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

          4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

          5. May not purchase any securities on margin;

          6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

          7. May not invest more than 10% of its net assets in illiquid securities.

----------------------------------------------------------------
                            MANAGEMENT
----------------------------------------------------------------

Trustee Information
-------------------

          The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                      PORTFOLIOS
                                                      IN FUND      OTHER
NAME, AGE AND ADDRES                                  COMPLEX      DIRECTORSHIPS
OF TRUSTEE,             PRINCIPAL OCCUPATION(S)       OVERSEEN     HELD
(YEARS OF SERVICE*)     DURING PAST 5 YEARS           BY TRUSTEE   BY TRUSTEE
-------------------     ----------------------------- ----------- -------------

INTERESTED TRUSTEE
John D. Carifa,**       President, Chief Operating     116             None
58,                     Office and a Director of
1345 Avenue of the      Alliance Capital Management
Americas, New York,     Corporation ("ACMC"), with
NY 10105 (15)           which he has been associated
                        since prior to 1998.

DISINTERESTED
TRUSTEES
Sam Y. Cross,#+ 76,     Formerly he served as          15              None
4046 Chancery           Executive Vice President of
Court, N.W.,            The Federal Reserve Bank of
Washington, D.C.        New York and manager for
2007 (11)               foreign operations for The
                        Federal Reserve System.

Charles H.P.            President of Middleton Place   15              None
Duell,#+ 65,            Foundation and President of
Middleton Place         the Middleton Inn Company,
Foundation, 4300        both of which he has been
Ashley River Road,      associated since prior to
Charleston, SC          1998.  He is also a Trustee
29414 (19)              Emeritus of the National
                        Trust for Historic Preservation
                        and formerly a director of
                        the Grand Teton Lodge Company
                        and GRC, International and
                        Chairman of the Board of
                        Architectural Review of the
                        City of Charleston.

William H. Foulk,       Investment Adviser and an      113             None
Jr.,#+ 71, 2 Sound      independent consultant.
View Drive, Suite       Formerly Senior Manager of
100, Greenwich, CT      Barrett Associates, Inc., a
06830 (20)              registered investment
                        adviser, with which he had
                        been associated
                        since prior to 1998. Formerly
                        Deputy Comptroller of the
                        State of New York and,
                        prior thereto, Chief
                        Investment Officer of
                        the New York Bank for Savings.

David K. Storrs,#+      President of Alternative       15              None
59,                     Investment Group, LLC (an
65 South Gate           investment firm).  He was
Lane,  Southport,       formerly President of The
CT 06890 (15)           Common Fund (investment
                        management for educational
                        institutions) with which
                        he had been associated since
                        prior to 1998.

Shelby White,#+ 65,     An author and financial        15              None
One Sutton Place        journalist.
South, New York, NY
10022 (11)

-----------
*    There is no stated term of office for the Fund's Trustees.
** Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Trustees have two standing committees - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies of the Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

          The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation provision in the Advisory Agreement that sets an expense cap on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolios.

          The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex by each Trustee are set forth below.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                            Dollar Range of Equity     the AllianceBernstein
                            Securities in the Fund as  Fund Complex as of
                            of December 31, 2002       December 31, 2002
                            --------------------       -----------------

John D. Carifa              None                       Over $100,000
Sam Y. Cross                $0 - $10,000               $10,001 - $50,000
Charles H.P. Duell          None                       Over $100,000
William H. Foulk, Jr.       $0 - $10,000               Over $100,000
David K. Storrs             $10,001 - $50,000          $10,001 - $50,000
Shelby White                None                       $10,001 - $50,000

Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.


                                                       PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE    POSITION(S) HELD WITH FUND   DURING PAST 5 YEARS**
----------------------    --------------------------   ---------------------
John D.  Carifa, 58       Chairman                     See biography above.

Susan L. Matteson, 40     President                    Senior Vice President of
                                                       AllianceBernstein
                                                       Investment Research
                                                       and Management, Inc.
                                                       ("ABIRM")** and
                                                       President of Alliance
                                                       Cash Management Services
                                                       with which she has been
                                                       associated since prior to
                                                       1998.

Kathleen A. Corbet, 43    Senior Vice President        Executive Vice President
                                                       of ACMC** with which she
                                                       has been associated since
                                                       prior to 1998.

Drew A. Biegel, 52        Senior Vice President        Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1998.

John R. Bonczek, 43       Senior Vice President        Senior Vice President of
                                                       ABIRM** with which he has
                                                       been associated since
                                                       prior to 1998.

Patricia Ittner, 52       Senior Vice President        Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1998.

Robert I. Kurzweil, 52    Senior Vice President        Vice President of ABIRM**
                                                       with which he has been
                                                       associated since prior to
                                                       1998.

Doris T. Muller, 39       Senior Vice President        Vice President of ABIRM**
                                                       with which she has been
                                                       associated since prior to
                                                       1998.

William E. Oliver, 54     Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1998.

Raymond J. Papera, 47     Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1998.

William J. Fagan, 41      Vice President               Assistant Vice President
                                                       of ACMC** with which he
                                                       has been associated since
                                                       prior to 1998.

Linda N. Kelley, 43       Vice President               Assistant Vice President
                                                       of ACMC** with which she
                                                       has been associated since
                                                       prior to 1998.

Eileen M. Murphy, 32      Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1998.

Maria C. Sazon, 37        Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1998.

Joseph R. LaSpina, 43     Vice President               Vice President of ABIRM**
                                                       with which he has been
                                                       associated since prior to
                                                       1998.

Edmund P. Bergan, Jr., 53 Secretary                    Senior Vice President and
                                                       the General Counsel of
                                                       ABIRM** and Alliance
                                                       Global Investor Services,
                                                       Inc. ("AGIS")** with
                                                       which he has been
                                                       associated since prior to
                                                       1998.

Mark D. Gersten, 53       Treasurer and Chief          Senior Vice President of
                          Financial Officer            AGIS** and Vice President
                                                       of ABIRM** with which he
                                                       has been associated since
                                                       prior to 1998.

Thomas R. Manley, 52      Controller                   Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1998.
-------------
*     The address of each of the Fund's officers is 1345 Avenue
      of the Americas, New York, NY 10105.
**    ACMC, ABIRM and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2003, the aggregate compensation paid to each of the Trustees during calendar year 2002 by all of the funds to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                   Total Number
                                                   of Registered Total Number
                                                   Investment    of Investment
                                                   Companies     Portfolios
                                                   within the    within the
                                                   Alliance-     Alliance-
                                     Total         Bernstein     Bernstein
                                     Compensation  Fund Complex, Fund Complex,
                                     from the      Including the Including the
                                     Alliance-     Fund, as to   Fund, as to
                                     Bernstein     which the     which the
                      Aggregate      Fund Complex, Trustee is a  Trustee is a
Name of Trustee       Compensation   Including the Director or   Director or
of the Fund           from the Fund  Fund          Trustee       Trustee
----------------      -------------- ----          -------        -------

John D. Carifa           $  -0-        $  -0-       51             116
Sam Y. Cross             $3,646        $ 14,000     3              15
Charles H.P. Duell       $3,646        $ 14,000     3              15
William H. Foulk, Jr.    $3,077        $241,700     48             113
David K. Storrs          $3,396        $ 13,250     3              15
Shelby White             $2,644        $ 13,250     3              15

          As of October 3, 2003, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

          The Fund's investment adviser is Alliance Capital Management L.P. (the "Adviser" or "Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the first $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. Pursuant to the Advisory Agreement the Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

          For the fiscal years ended June 30, 2001, 2002 and 2003, the Adviser received from the General Portfolio an advisory fee of $7,022,891, $6,703,181 and $5,736,269, respectively.

          For the fiscal year ended June 30, 2001, the Adviser received from the New York Portfolio an advisory fee of $4,352,755 (net of $51,641 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the New York Portfolio an advisory fee of $3,895,778 (net of $68,375 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the New York Portfolio an advisory fee of $2,388,679 (net of $147,804 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal years ended June 30, 2001, 2002 and 2003, the Adviser received from the California Portfolio an advisory fee of $3,952,866, $2,571,999 and $1,520,639 (net of
$169,729 of expense reimbursement expenses exceeding 1.00% of its average daily net assets), respectively.

          For the fiscal year ended June 30, 2001, the Adviser received from the Connecticut Portfolio an advisory fee of $902,410 (net of $78,542 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Connecticut Portfolio an advisory fee of $702,160 (net of $126,233 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the Connecticut Portfolio an advisory fee of $475,536 (net of $168,474 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2001, the Adviser received from the New Jersey Portfolio an advisory fee of $1,521,458 (net of $104,865 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the New Jersey Portfolio an advisory fee of $1,480,794 (net of $123,051 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the New Jersey Portfolio an advisory fee of $1,183,983 (net of $188,434 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2001, the Adviser received from the Virginia Portfolio an advisory fee of $630,748 (net of $82,472 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Virginia Portfolio an advisory fee of $648,100 (net of $101,134 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the Virginia Portfolio an advisory fee of $572,073 (net of $129,849 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2001, the Adviser received from the Florida Portfolio an advisory fee of $1,142,027 (net of $66,339 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Florida Portfolio an advisory fee of $1,108,236 (net of $100,737 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the Florida Portfolio an advisory fee of $1,014,953 (net of $135,973 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the fiscal year ended June 30, 2001, the Adviser received from the Massachusetts Portfolio an advisory fee of $486,755 (net of $111,064 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2002, the Adviser received from the Massachusetts Portfolio an advisory fee of $400,787 (net of $158,522 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the Massachusetts Portfolio an advisory fee of $206,792 (net of $180,853 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the period July 31, 2000 (commencement of operations) through June 30, 2001, the Adviser received from the Pennsylvania Portfolio an advisory fee of $216,020 (net of $173,239 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets). For the fiscal year ended June 30, 2002, the Adviser received from the Pennsylvania Portfolio an advisory fee of $293,840 (net of $160,220 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2003, the Adviser received from the Pennsylvania Portfolio an advisory fee of $334,963 (net of $132,138 of expense reimbursement from expenses exceeding 1.00% of its average daily net assets) for the year.

          For the period January 2, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $38,438 for the Ohio
Portfolio. For the fiscal years ended June 30, 2002 and 2003, the Adviser reimbursed the full amount of its fees of $82,007 and $95,886, respectively, to the Ohio Portfolio.

          For the period May 7, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $5,157 for the North Carolina Portfolio. For the fiscal years ended June 30, 2002 and 2003, the Adviser reimbursed the full amount of its fees of $34,020 and $31,457, respectively, to the North Carolina Portfolio.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal year ended June 30, 2003, the Adviser received $101,500 from the General Portfolio; $95,000 from the New York Portfolio; $95,000 from the California Portfolio; $93,500 from the Connecticut Portfolio; $93,500 from the New Jersey Portfolio; $93,500 from the Virginia Portfolio; $93,500 from the Florida Portfolio; $93,500 from the Massachusetts Portfolio; $93,500 from the Pennsylvania Portfolio; $0 from the Ohio Portfolio; and $0 from the North Carolina Portfolio.

          The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 2001, 2002 and 2003, broker-dealers were reimbursed, $2,206,524, $2,142,359 and $1,859,679, respectively, by the General Portfolio; $1,256,599, $1,183,963 and $811,716, respectively, by the New York Portfolio; $1,125,617, $752,409 and $578,286,
respectively, by the California Portfolio; $250,302, $242,908 and $193,136, respectively, by the Connecticut Portfolio; $512,024, $503,280 and $462,818, respectively, by the New Jersey Portfolio; $153,200, $189,640 and $184,280, respectively, by the Virginia Portfolio; $345,413, $351,340 and $357,728, respectively, by the Florida Portfolio; and $147,344, $160,216 and $118,617,
respectively, by the Massachusetts Portfolio. For the period July 31, 2000 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $77,678 by the Pennsylvania Portfolio. For the fiscal years ended June 30, 2002 and 2003, broker-dealers were reimbursed $92,415 and $96,826, respectively, by the Pennsylvania Portfolio. For the period January 2, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $18,517 by the Ohio Portfolio. For the fiscal years ended June 30, 2002 and 2003, broker-dealers were reimbursed $9,351 and $20,196, respectively, by the Ohio Portfolio. For the period May 7, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $1,730 by the North Carolina Portfolio. For the fiscal years ended June 30, 2002 and 2003, broker-dealers were reimbursed $5,310 and $6,332, respectively, by the North Carolina Portfolio.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 30, 2003.

          The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

Distribution Services Agreement
-------------------------------

          Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with ABIRM (the "Distributor"), which applies to all Portfolios of the Trust. Pursuant to the Plan, the Fund makes payments each month to the Distributor in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

          Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

          During the fiscal year ended June 30, 2003, the General Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $2,868,135 which constituted ..25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $3,096,262. Of the $5,964,397 paid by the General Portfolio and the Adviser under the Agreement, $14,660 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $7,050) and $5,949,737 for compensation to dealers (the Portfolio's pro rata share was approximately $2,861,085).

          During the fiscal year ended June 30, 2003 the New York Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $1,266,986 which constituted ..25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $1,362,765. Of the $2,629,751 paid by the New York Portfolio and the Adviser under the Agreement, $2,676 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,291) and $2,627,075 for compensation to dealers (the Portfolio's pro rata share was approximately $1,266,951.

          During the fiscal year ended June 30, 2003 the California Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $845,184 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $953,514. Of the $1,798,698 paid by the California Portfolio and the Adviser under the Agreement, $4,597 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $2,160) and $1,794,101 for compensation to dealers (the Portfolio's pro rata share was approximately $843,024).

          During the fiscal year ended June 30, 2003, the Connecticut Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $321,830 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $330,904. Of the $652,734 paid by the Connecticut Portfolio and the Adviser under the Agreement, $1,272 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $627) and $651,462 for compensation of dealers (the Portfolio's pro rata share was approximately $321,378).

          During the fiscal year ended June 30, 2003, the New Jersey Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $686,208 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $742,002. Of the $1,428,210 paid by the New Jersey Portfolio and the Adviser under the Agreement, $1,526 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $733) and $1,426,684 for compensation of dealers (the Portfolio's pro rata share was approximately $685,475).

          During the fiscal year ended June 30, 2003, the Virginia Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $350,252 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $411,568. Of the $761,820 paid by the Virginia Portfolio and the Adviser under the Agreement, $3,231 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,488) and $758,589 for compensation of dealers (the Portfolio's pro rata share was approximately $349,473).

          During the fiscal year ended June 30, 2003 the Florida Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $575,463 which constituted ..25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $733,826. Of the $1,309,289 paid by the Florida Portfolio and the Adviser under the Agreement, $1,322 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $581) and $1,307,967 for compensation of dealers (the Portfolio's pro rata share was approximately $574,882).

          During the fiscal year ended June 30, 2003, the Massachusetts Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $193,823 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $242,755. Of the $436,578 paid by the Massachusetts Portfolio and the Adviser under the Agreement, $816 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $362) and $435,762 for compensation of dealers (the Portfolio's pro rata share was approximately $193,461).

          During the fiscal year ended June 30, 2003, the Pennsylvania Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $233,550 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $277,818. Of the $511,368 paid by the Pennsylvania Portfolio and the Adviser under the Agreement, $1,594 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $728) and $509,774 for compensation of dealers (the Portfolio's pro rata share was approximately $232,822).

          During the fiscal year ended June 30, 2003, the Ohio Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $47,943 which constituted ..25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $6,177. Of the $54,120 paid by the Ohio Portfolio and the Adviser under the Agreement, $1,615 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,854) and $52,505 for compensation of dealers
(the Portfolio's pro rata share was approximately $46,089).

          During the fiscal year ended June 30, 2003, the North Carolina Portfolio made payments to the Distributor for expenditures under the Agreement in amounts aggregating $15,728 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $18,482. Of the $34,210 paid by the North Carolina Portfolio and the Adviser under the Agreement, $599 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $275) and $33,611 for compensation of dealers (the Portfolio's pro rata share was approximately $15,453).


          The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

          The Agreement for the Fund became effective on July 22, 1992. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose. Most recently, continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 30, 2003.

          All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

          The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

----------------------------------------------------------------
                PURCHASES AND REDEMPTION OF SHARES
----------------------------------------------------------------

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          Accounts Maintained Through Financial Intermediaries
Permitting Direct Purchases and Redemptions:

          Opening Accounts-New Investments

          A. When Funds are Sent by Wire (the wire method permits immediate credit)

          1) Telephone the Fund toll-free at (800) 221-5672. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

          2)   Instruct your bank to wire Federal funds (minimum
               $1,000) exactly as follows:

                        ABA 0110 00028
                        State Street Bank and Trust Company
                        Boston, MA 02101
                        AllianceBernstein Municipal Trust
                        DDA 9903-279-9

                        Your account name as registered with the Fund

                        Your account number as registered with the Fund

          3)   Mail a completed Application Form to:

                        Alliance Global Investor Services, Inc.
                        Attn: Money Funds
                        P.O. Box 786003 San Antonio, Texas
                        78278-6003

          B.   When Funds are Sent by Check

          1)   Fill out an Application Form.

          2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "AllianceBernstein Municipal Trust," to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003.

Subsequent Investments
----------------------

          A.   Investments by Wire (to obtain immediate credit)

               Instruct your bank to wire Federal funds (minimum
               $100) to State Street Bank and Trust Company
               ("State Street Bank") as in A(2) above.

          B.   Investments by Check

               Mail your check or negotiable bank draft (minimum
               $100), payable to "AllianceBernstein Municipal
               Trust," to AGIS, P.O. Box 786003, San Antonio,
               Texas 78278-6003.

               Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check
-------------------------

          Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

          Proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions
-----------

      A. By Telephone

          You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the Exchange or banks are closed) via orders given to AGIS by telephone toll-free (800) 221-5672. Such redemption orders must include your account name as registered with the Fund and the account number.

          If your telephone redemption order is received by AGIS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., we may wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

          During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Distributor, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

      B. By Checkwriting

          With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders.

          The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

      C. By Mail

          You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

----------------------------------------------------------------
                      ADDITIONAL INFORMATION
----------------------------------------------------------------


          Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

          All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

          Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

          Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AGIS at (800) 221-5672.

          Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at (800) 221-5672.

          The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

          Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

          The Fund reserves the right to close out an account if it has a balance of less than $500. A shareholder will receive 60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.

          A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and banks are open. The Exchange is generally closed on national holidays and on Martin Luther King, Jr. Day and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on uncashed redemption checks.

----------------------------------------------------------------
              DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------------

          All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. (Eastern time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

          A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

          The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

          Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the period prescribed by such rule. The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

          The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

----------------------------------------------------------------
                              TAXES
----------------------------------------------------------------

Federal Income Tax Considerations
---------------------------------

          Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

          For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies-Alternative Minimum Tax" above.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

          Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

          Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          For each Portfolio, except the New York and Connecticut
Portfolios, distributions out of income earned from U.S.
Government securities will be exempt from state personal income or other state taxes described below.

State Income Tax Considerations
-------------------------------

          General Portfolio. Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

          New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from interest earned on municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state income tax. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

          California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from interest earned on municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state income tax. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

          Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from interest earned on municipal securities issued by the State of Connecticut or its political subdivisions or securities otherwise exempt from Connecticut state income tax. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

          New Jersey Portfolio. Shareholders of the New Jersey Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the New Jersey Portfolio which are designated as derived from interest earned on municipal securities issued by the State of New Jersey or its political subdivisions or securities otherwise exempt from New Jersey state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax payable by corporate shareholders.

          Virginia Portfolio. Shareholders of the Virginia Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Virginia Portfolio which are designated as derived from interest earned on municipal securities issued by the Commonwealth of Virginia or its political subdivisions or securities otherwise exempt from Virginia state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands. Distributions from the Virginia Portfolio which are designated as derived from interest earned on municipal securities issued by the Commonwealth of Virginia or its political subdivisions or securities otherwise exempt from Virginia state income tax are also exempt from Virginia corporate income tax payable by corporate shareholders.

          Florida Portfolio. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $1.00 per $1,000 taxable value of certain securities, such as shares of the Florida Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have at least 90% of the net asset value of its portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of the previous year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax.

          Massachusetts Portfolio. Individual and other noncorporate shareholders of the Massachusetts Portfolio will not be subject to Massachusetts personal income tax on distributions by the Massachusetts Portfolio to the extent such distributions are derived from interest on Massachusetts obligations or securities otherwise exempt from Massachusetts state income tax, such as bonds issued by the governments of Puerto Rico and Guam. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Massachusetts Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Massachusetts Portfolio will not be excluded from the net income of corporations and shares of the Massachusetts Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

          Pennsylvania Portfolio. Substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Pennsylvania Portfolio's investments in Pennsylvania municipal securities and obligations issued by the governments of Puerto Rico, Guam and the Virgin Islands. Distributions of capital gain from the Pennsylvania Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Pennsylvania Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

          Ohio Portfolio. Substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and such distributions will not be includable in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities and obligations of the territories and possessions of the United States. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

          North Carolina Portfolio. Shareholders of the North Carolina Portfolio who are individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Portfolio to the extent such distributions are exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; Guam, Puerto Rico or the Virgin Islands including the governments thereof or their agencies, instrumentalities and authorities. Other distributions from the North Carolina Portfolio (except distributions of capital gains attributable to the sale by the Portfolio of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax. Exempt-interest dividends paid by the North Carolina Portfolio to corporate shareholders will be subject to North Carolina corporate income tax.

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

          Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

          The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 2001, 2002 and 2003, the Fund paid no brokerage commissions.

          Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes.

          As of October 3, 2003, there were 2,592,158,558 shares of beneficial interest of the Fund outstanding. Of this amount 897,519,478 were for the General Portfolio; 500,801,497 were for the New York Portfolio; 311,993,928 were for the California Portfolio; 118,718,175 were for the Connecticut Portfolio; 257,043,968 were for the New Jersey Portfolio; 141,343,947 were for the Virginia Portfolio; 198,166,898 were for the Florida Portfolio; 57,378,582 were for the Massachusetts Portfolio, 89,573,852 were for the Pennsylvania Portfolio, 19,618,233 were for the Ohio Portfolio and 0 were for the North Carolina Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the Portfolio as of October 3, 2003.


                                                No. of            % of
                                                Shares            Class
                                                ------            -----

General Portfolio
-----------------

Pershing As Agent                               552,517,454       61.56%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Janney Montgomery Scott                         107,833,404       12.01%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628

Mesirow Financial                               52,406,237        5.84%
As Agent Omnibus A/C For Exclusive
Benefit of Customers
350 N. Clark Street
Chicago, IL 60610-4712

New York Portfolio
------------------

Pershing As Agent                               344,432,861       68.78%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct                 70,453,647        14.07%
F/B/O Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Janney Montgomery Scott                         49,585,314        9.90%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

California Portfolio
--------------------

Pershing As Agent                               217,729,721       69.79%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Crowell Weedon and Co.                          43,544,233        13.96%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
One Wilshire Boulevard
624 S Grand Avenue
Los Angeles, CA 90017-3335

U.S. Clearing Corp/Omnibus Acct                 17,978,446        5.76%
F/B/O Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Connecticut Portfolio
---------------------

Pershing As Agent                               76,762,767        64.66%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct                 23,086,694        19.45%
F/B/O Customers
26 Broadway 12th Floor
New York, NY  10004-1703

New Jersey Portfolio
--------------------

Pershing As Agent                               195,860,549       76.20%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct                 22,382,656        8.71%
F/B/O Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Janney Montgomery Scott                         21,100,192        8.21%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628
Virginia Portfolio

Davenport & Co of Virginia Inc.                 93,321,267        66.02%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

Pershing As Agent                               37,098,884        26.25%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Florida Portfolio
-----------------

Pershing As Agent                               99,468,385        50.19%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct                 67,538,279        34.08%
F/B/O Customers
26 Broadway 12th Floor
New York, NY  10004-1703

Janney Montgomery Scott                         13,206,722        6.66%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

National Investor Services Corp.                9,959,804         5.03%
FBO Our Customers
Attn: Mutual Funds Money Market Dept.
55 Water Street, 32nd Floor
New York, NY 10041-0028

Massachusetts Portfolio
-----------------------

Pershing As Agent                               27,509,295        47.94%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

U.S. Clearing Corp/Omnibus Acct                 24,352,150        42.44%
F/B/O Customer
26 Broadway 12th Floor
New York, NY  10004-1703

Janney Montgomery Scott                         4,284,907         7.47%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Pennsylvania Portfolio
----------------------

Janney Montgomery Scott                         79,303,326        88.53%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Alliance Settlement                             8,417,775         9.40%
Attn: Procash
C/O Pershing
One Pershing Plaza 6th Floor
Jersey City, NJ 07399

Ohio Portfolio
--------------

Butler Wick & Co. Inc.                          13,629,724        69.47%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
700 City Centre One Bldg.
Youngstown, OH  44503

Pershing As Agent                               5,107,625         26.04%
Omnibus Account For
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

          Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

          Custodian. State Street Bank and Trust Company, P.O.
Box 1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

          Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser

          Auditors. The Fund's independent auditors are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036.

          Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

          Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

          effective yield = [(base period return + 1) 365/7] - 1.

          Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.
You can arrange for a copy of each of your account statements to be sent to other parties.

          Additional Information. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

----------------------------------------------------------------
           FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS
----------------------------------------------------------------

          The Fund's financial statements and the reports of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report . The Fund's annual report, dated June 30, 2003, for the New York Portfolio was filed September 9, 2003 with the Commission on Form N-CSR. The Fund's annual reports, dated June 30, 2003, for the General, California, Florida, Connecticut, New Jersey, Virginia, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios were filed September 10, 2003 with the Commission on Form N-CSR. They are available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's Portfolios.

----------------------------------------------------------------
                            APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
----------------------------------------------------------------

          Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

----------------------------------------------------------------
                            APPENDIX B
                 DESCRIPTION OF SECURITIES RATING
----------------------------------------------------------------

Municipal and Corporate Bonds and Municipal Loans
-------------------------------------------------

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          The two highest ratings of Standard & Poor's
Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                              PART C
                        OTHER INFORMATION

Item 23. Exhibits

     (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

          (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated October 31, 1991 - Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

          (3)  Certificate of Designation dated January 26, 1994
               - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on June 23, 2000.


          (4)  Certificate of Designation dated September 9, 1994
               - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on June 23, 2000.


          (5) Certificate of Designation dated June 12, 1995 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on June 23, 2000.


          (6) Certificate of Designation dated April 14, 1997 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on June 23, 2000.

          (7) Certificate of Designation dated June 13, 2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on June 23, 2000.

          (8)  Certificate of Designation dated October 25, 2000
               - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 42 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 27, 2000.

          (9)  Certificate of Designation dated February 15, 2001
               - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 44 of the Registrant's Registration Statement (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on February 15, 2001.

          (10) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated
               October 20, 2003 - Filed herewith.

     (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

     (c)  Not applicable.

     (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 5 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

     (e) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.), amended as of January 1, 1998 - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 36 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 29, 1998.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and Street Bank and Trust Company - Incorporated by reference to Exhibit No. 8(a) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

          (2) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 23, 1989 - Incorporated by reference to
               Exhibit 8(b) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

     (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j)  Consent of Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e) hereto.

     (n)  Not applicable.

     (o)  Reserved.

     (p)  Not applicable. (Money Market Fund)

     Other Exhibits:

          Powers of Attorney of: John D. Carifa, Sam Y. Cross, Charles H. P. Duell, William H. Foulk, Jr., David K. Storrs and Shelby White - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 45 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 2001.

Item 24.  Persons Controlled by or Under Common Control with
          Registrant.

          None.

Item 25.  Indemnification

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 7 of the Distribution Agreement filed as Exhibit (e) in response to Item 23, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article VIII of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to
          Item 23, as set forth below.

          Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

             LIMITATION OF LIABILITY; INDEMNIFICATION

          SECTION 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Fund, and subject to
     Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Fund, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Fund, that Fund) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Fund in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Fund, and all Persons dealing with the Trust or any Fund shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Fund Assets of such Fund, as the case may be, for the payment or performance thereof.

          The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Fund in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Fund Assets of any Fund to the obligations of any other Fund.

          SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Advisor, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

          SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Fund of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

          SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Fund or Funds if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and
     (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 8.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

          SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

          The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. ("ABIRM") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 ("Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect ABIRM against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.


          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and ABIRM.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

Item 26.  Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the caption "Management of the Portfolio" in the Prospectus and "Management - The Adviser" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:


          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Capital Reserves
          AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Market Debt Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
          AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
          AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio AllianceBernstein Intermediate Diversified Municipal Portfolio AllianceBernstein Intermediate New York Municipal Portfolio AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
          AllianceBernstein Municipal Trust
          AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Premier Growth Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
          AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Portfolios


          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                POSITIONS AND               POSITIONS AND
                                OFFICES WITH                OFFICES WITH
NAME                            UNDERWRITER                 REGISTRANT

Michael J. Laughlin             Director and Chairman

John D. Carifa                  Director                    Trustee

Richard K. Saccullo             Director and President

David Conine                    Executive Vice President

Richard A. Davies               Executive Vice President &
                                Managing Director

Kurt H. Schoknecht              Executive Vice President

Edmund P. Bergan, Jr.           Senior Vice President,      Secretary
                                General Counsel and
                                Secretary

Benji A. Baer                   Senior Vice President

Matthew F. Beaudry              Senior Vice President

Amy I. Belew                    Senior Vice President

John R. Bonczek                 Senior Vice President       Senior Vice
                                                            President

John R. Carl                    Senior Vice President

William W. Collins, Jr.         Senior Vice President

Mark J. Dunbar                  Senior Vice President

John C. Endahl                  Senior Vice President

Andrew L. Gangolf               Senior Vice President
                                and Assistant General
                                Counsel

John Grambone                   Senior Vice President

Bradley F. Hanson               Senior Vice President

Geoffrey L. Hyde                Senior Vice President

Robert H. Joseph, Jr.           Senior Vice President

George H. Keith                 Senior Vice President

Richard D. Keppler              Senior Vice President

Richard E. Khaleel              Senior Vice President

Henry Michael Lesmeister        Senior Vice President

Susan L. Matteson               Senior Vice President       President

Daniel D. McGinley              Senior Vice President

Patrick J. Mullen               Senior Vice President

Joanna D. Murray                Senior Vice President

Daniel A. Notto                 Senior Vice President

Peter J. O'Brien                Senior Vice President

John J. O'Connor                Senior Vice President

Catherine N. Peterson           Senior Vice President

Robert E. Powers                Senior Vice President

Domenick Pugliese               Senior Vice President
                                and Deputy General
                                Counsel

John P. Schmidt                 Senior Vice President

Raymond S. Sclafani             Senior Vice President

Gregory K. Shannahan            Senior Vice President

Scott C. Sipple                 Senior Vice President

Peter J. Szabo                  Senior Vice President

Joseph T. Tocyloski             Senior Vice President

David R. Turnbough              Senior Vice President

Craig E. Welch                  Senior Vice President

Richard A. Winge                Senior Vice President

Emilie D. Wrapp                 Senior Vice President and
                                Assistant General Counsel

Keith A. Yoho                   Senior Vice President

Patrick E. Ryan                 Vice President and
                                Chief Financial Officer

Ricardo Arreola                 Vice President

Peter J. Barber                 Vice President

Kenneth F. Barkoff              Vice President

Charles M. Barrett              Vice President

Troy E. Barton                  Vice President

Laura J. Beedy                  Vice President

Gregory P. Best                 Vice President

Daniel U. Brakewood             Vice President

Robert F. Brendli               Vice President

Alan T. Brum                    Vice President

Kevin T. Cannon                 Vice President

John M. Capeci                  Vice President

John P. Chase                   Vice President

Leo H. Cook                     Vice President

Jean A. Coomber                 Vice President

Russell R. Corby                Vice President

Dwight P. Cornell               Vice President

Michael R. Crimmins             Vice President

John W. Cronin                  Vice President

Robert J. Cruz                  Vice President

Daniel J. Deckman               Vice President

Sherry V. Delaney               Vice President

Jennifer M. DeLong              Vice President

Faith C. Deutsch                Vice President

Janet B. DiBrita                Vice President

Richard P. Dyson                Vice President

John S. Egner                   Vice President

Adam E. Engelhardt              Vice President

Sohaila S. Farsheed             Vice President

John J. Fennessy                Vice President

Mark D. Gersten                 Vice President              Treasurer and
                                                            Chief Financial
                                                            Officer

Thomas Graffeo                  Vice President

Marci Green                     Vice President

Alan Halfenger                  Vice President

Michael S. Hart                 Vice President

Jean-Francois Y. Hautemulle     Vice President

George R. Hrabovsky             Vice President

Dinah J. Huntoon                Vice President

Scott Hutton                    Vice President

Anthony D. Ialeggio             Vice President

Theresa Iosca                   Vice President

Oscar J. Isoba                  Vice President

Michele C. Eschert Johnson      Vice President

Danielle M. Klaskow             Vice President

Victor Kopelakis                Vice President

Richard D. Kozlowski            Vice President

Daniel W. Krause                Vice President

Robert I. Kurzweil              Vice President

Donna M. Lamback                Vice President

P. Dean Lampe                   Vice President

Joseph R. LaSpina               Vice President              Vice President

Laurel E. Lindner               Vice President

James M. Liptrot                Vice President

James P. Luisi                  Vice President

Kathryn Austin Masters          Vice President

Richard F. Meier                Vice President

Michael V. Miller               Vice President

Thomas F. Monnerat              Vice President

Doris T. Ciliberti Muller       Vice President

Michael F. Nash, Jr.            Vice President

Jamie A. Nieradka               Vice President

David L. Nitz                   Vice President

Nicole Nolan-Koester            Vice President

Timothy J. O'Connell            Vice President

Richard J. Olszewski            Vice President

Albert Orokos                   Vice President

David D. Paich                  Vice President

Christopher A. Panicoe          Vice President

Todd P. Patton                  Vice President

Jeffrey R. Petersen             Vice President

Mark A. Pletts                  Vice President

James J. Posch                  Vice President

Carol H. Rappa                  Vice President

Arlene L. Reddington            Vice President

Bruce W. Reitz                  Vice President

James A. Rie                    Vice President

Miguel A. Rozensztroch          Vice President

Karen C. Satterberg             Vice President

Eileen B. Sebold                Vice President

Stephanie Seminara              Vice President

Richard J. Sidell               Vice President

Teris A. Sinclair               Vice President

Rayandra E. Slonina             Vice President

Bryant B. Smith                 Vice President

Jeffrey C. Smith                Vice President

Eileen Stauber                  Vice President

Elizabeth K. Tramo              Vice President

Benjamin H. Travers             Vice President

Marie R. Vogel                  Vice President

Wayne W. Wagner                 Vice President

Jesse L. Weissberger            Vice President

Mark E. Westmoreland            Vice President

Paul C. Wharf                   Vice President

Scott Whitehouse                Vice President

Peter H. Whitlock               Vice President

Matthew Witschel                Vice President

Richard J. Appaluccio           Assistant Vice President

Omar J. Aridi                   Assistant Vice President

Joseph D. Asselta               Assistant Vice President

Andrew Berger                   Assistant Vice President

Gian D. Bernardi                Assistant Vice President

Susan Bieber                    Assistant Vice President

Paul G. Bishop                  Assistant Vice President

Heath A. Black                  Assistant Vice President

Michael J. Bodnar               Assistant Vice President

Henry Brennan                   Assistant Vice President

Mark S. Burns                   Assistant Vice President

Maria L. Carreras               Assistant Vice President

Chul Y. Chang                   Assistant Vice President

Judith A. Chin                  Assistant Vice President

Jorge Ciprian                   Assistant Vice President

Jeffrey T. Coghan               Assistant Vice President

Kenneth J. Connors              Assistant Vice President

Michael C. Conrath              Assistant Vice President

Shawn M. Conroy                 Assistant Vice President

Ralph A. DiMeglio               Assistant Vice President

Joseph T. Dominguez             Assistant Vice President

Bernard J. Eng                  Assistant Vice President

Jeffrey M. Eschert              Assistant Vice President

Michael J. Eustic               Assistant Vice President

Efrain Fernandez                Assistant Vice President

Anthony P. Fiore                Assistant Vice President

Kelly P. Guter                  Assistant Vice President

Arthur F. Hoyt, Jr.             Assistant Vice President

Mark W. Hubbard                 Assistant Vice President

David A. Hunt                   Assistant Vice President

Kumar Jagdeo II                 Assistant Vice President

Elizabeth E. Keefe              Assistant Vice President

Edward W. Kelly                 Assistant Vice President

Thomas J. Khoury                Assistant Vice President

Charles Kim                     Assistant Vice President

Jeffrey M. Kusterer             Assistant Vice President

Gary M. Lang                    Assistant Vice President

Evamarie C. Lombardo            Assistant Vice President

Daniel K. McGouran              Assistant Vice President

Andrew J. Magnus                Assistant Vice President

Steven M. Miller                Assistant Vice President

Jeffrey D. Mosco                Assistant Vice President

John J. Multhauf                Assistant Vice President

Alex E. Pady                    Assistant Vice President

Wandra M. Perry-Hartsfield      Assistant Vice President

Irfan A. Raja                   Assistant Vice President

Rizwan A. Raja                  Assistant Vice President

David J. Riley                  Assistant Vice President

Christopher P. Rodney           Assistant Vice President

Peter V. Romeo                  Assistant Vice President

Jessica M. Rozman               Assistant Vice President

Michelle Y. Ryba                Assistant Vice President

Christina Santiago              Assistant Vice
                                President and Counsel

Matthew J. Scarlatta            Assistant Vice President

John Scialabba                  Assistant Vice President

Orlando Soler                   Assistant Vice President

Nancy D. Testa                  Assistant Vice President

Richard L. Tocyloski            Assistant Vice President

Elsia M. Vasquez                Assistant Vice President

Nina C. Wilkinson               Assistant Vice President

Mark R. Manley                  Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURE


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of October 2003.


                                ALLIANCEBERNSTEIN MUNICIPAL TRUST


                                By: /s/ Susan L. Matteson
                                    ---------------------
                                        Susan L. Matteson
                                        President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                          Title            Date
---------                          -----            ----

1)    Principal
      Executive Officer

      /s/ Susan L. Matteson        President        October 29, 2003
      -----------------------
          Susan L. Matteson

2)    Principal Financial and
      Accounting Officer

      /s/ Mark D. Gersten          Treasurer        October 29, 2003
      ---------------------        and Chief
          Mark D. Gersten          Financial
                                   Officer


3)    All of the Trustees

      John D. Carifa               David K. Storrs
      Sam Y. Cross                 Shelby White
      Charles H.P. Duell
      William H. Foulk, Jr.

      By: /s/ Edmund P. Bergan, Jr.                 October 29, 2003
         --------------------------
              Edmund P. Bergan, Jr.
              (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------

(a)(10) Certificate of Amendment to the Agreement and Declaration of Trust

(i)            Opinion and Consent of Seward & Kissel LLP

(j)            Consent of Independent Auditors



00250.0185 #435561